      As filed with the Securities and Exchange Commission on July 25, 2003




================================================================================


                                                    1933 Act File No. 333-104708
                                                    1940 Act File No. 811-21338



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2


[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[X]      Pre-Effective Amendment No. 4


[_]      Post-Effective Amendment No.

                  and
[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[X]      Amendment No. 4





                 Nicholas-Applegate Convertible & Income Fund II
         (Exact Name of Registrant as Specified in Declaration of Trust)


                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (212) 739-3369
              (Registrant's Telephone Number, including Area Code)

                              Newton B. Schott, Jr.
                       c/o PIMCO Advisors Distributors LLC
                              2187 Atlantic Street
                           Stamford, Connecticut 06902
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                         Copies of Communications to:


Joseph B. Kittredge, Jr., Esq.                  Thomas A. Hale, Esq.
      Ropes & Gray LLP               Skadden, Arps, Slate, Meagher & Flom LLP
   One International Place              333 West Wacker Drive, Suite 2100
Boston, Massachusetts 02110                   Chicago, Illinois 60606





                  Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

                           ---------------------------


                           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum     Proposed Maximum
                                         Amount Being        Offering Price Per       Aggregate             Amount of
Title of Securities Being Registered      Registered                Unit           Offering Price/1/   Registration Fee/2/
------------------------------------     ------------        ------------------    ----------------    -------------------
Common Shares, par value $0.00001     70,000,000 Shares           $ 15.00           $1,050,000,000          $84,945.00
-------------------------------------------------------------------------------------------------------------------------


/1/ Estimated solely for the purpose of calculating the registration fee.

/2/ $1.22 of which was previously paid.


    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS            Subject to Completion                   , 2003
--------------------------------------------------------------------------------

           Shares
[LOGO] PIMCO
ADVISORS
Nicholas-Applegate Convertible & Income Fund II


Common Shares
--------------------------------------------------------------------------------
Investment Objective. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide total return through a combination of capital appreciation and high current income.

Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The Fund may invest up to 20% of its total assets in other types of securities. The portion of the Fund's assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, the Fund's portfolio manager will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund may invest without limit in securities that are below investment grade quality and expects that ordinarily the portfolio manager's strategies will result in the Fund investing primarily in these securities. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. There can be no assurance that the Fund will achieve its investment objective.

No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be "NCZ."

Before buying any common shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 27. Certain of these risks are summarized in "Prospectus summary--Special Risk Considerations" beginning on page 6.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                      Proceeds
                           Price to Public Sales Load  to Fund
                 ---------------------------------------------
                 Per Share         $15.000     $0.675 $14.325
                 ---------------------------------------------
                 Total             $           $      $
                 ---------------------------------------------

In addition to the sales load, the Fund will pay or reimburse organizational
and offering expenses estimated at $       from the proceeds of the offering.
PIMCO Advisors Fund Management LLC has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse PIMCO Advisors Fund Management LLC for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $0.03 per share.

The underwriters expect to deliver the common shares to purchasers on or about
      , 2003.

UBS Investment Bank                Citigroup                 Merrill Lynch & Co.
Prudential Securities                                        Wachovia Securities
Legg Mason Wood Walker        RBC Capital Markets   Wells Fargo Securities, LLC
               Incorporated
Advest, Inc.          Fahnestock & Co. Inc.          Janney Montgomery Scott LLC
McDonald Investments Inc.  Quick & Reilly, Inc.   Wedbush Morgan Securities Inc.

--------------------------------------------------------------------------------

(continued from previous page)

The Fund presently intends to use leverage by issuing preferred shares representing approximately 38% of the Fund's capital immediately after issuance of the preferred shares. The Fund may also leverage the portfolio by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used, if at all, as a substitute for, rather than in addition to, the leverage obtained through the issuance of preferred shares. By using leverage, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. Fees and expenses paid by the Fund are borne entirely by the holders of the Fund's common shares (and not by the holders of preferred shares, if any). See "Preferred Shares and related leverage" and "Risks--Leverage Risk."

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A
Statement of Additional Information, dated           , 2003, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 51 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (877) 819-2224 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in this Prospectus may purchase, at the initial offering price per common share minus a commission as set forth under "Underwriting," up
to        additional common shares from the Fund under certain circumstances.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

Until             , 2003 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Prospectus summary............................    1
Summary of Fund expenses......................   12
The Fund......................................   14
Use of proceeds...............................   14
The Fund's investment objective and strategies   14
Preferred Shares and related leverage.........   25
Risks.........................................   27
How the Fund manages risk.....................   34
Management of the Fund........................   35
Net asset value...............................   38
Distributions.................................   38
Dividend reinvestment plan....................   39
Description of shares..............................   40
Anti-takeover and other provisions in the
  Declaration of Trust.............................   43
Repurchase of Common Shares; conversion to open-
  end fund.........................................   44
Tax matters........................................   45
Underwriting.......................................   47
Shareholder servicing agent, custodian and transfer
  agent............................................   49
Legal matters......................................   50
Table of contents for the Statement of Additional
  Information......................................   51
Appendix A--Description of Securities Ratings......  A-1


--------------------------------------------------------------------------------

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND

Nicholas-Applegate Convertible & Income Fund II (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."

THE OFFERING

The Fund is offering        common shares of beneficial interest, with a par
value of $0.00001 per share, at $15.00 per share through a group of underwriters (the "Underwriters") led by UBS Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The common shares of beneficial interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given
the Underwriters an option to purchase up to        additional Common Shares to
cover orders in excess of        Common Shares. See "Underwriting." PIMCO
Advisors Fund Management LLC (the "Manager"), the Fund's investment manager, has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $0.03 per share.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective
The Fund's investment objective is to provide total return through a combination of capital appreciation and high current income. The Fund attempts to achieve this objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities described under "Portfolio Contents" below. As described below, in seeking to achieve its investment objective, the Fund expects ordinarily to invest primarily in "high yield" securities or "junk bonds" and to leverage the Fund by offering preferred shares of beneficial interest ("Preferred Shares") representing approximately 38% of the Fund's capital immediately after their issuance. The Fund cannot assure you that it will achieve its investment objective.

Portfolio Management Strategies
In selecting investments for the Fund, Nicholas-Applegate Capital Management LLC ("NACM"), the Fund's portfolio manager, attempts to identify issuers that successfully adapt to change. NACM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See "Independent Credit Analysis" below. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM's sell discipline is clearly defined and designed to drive the Fund's portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.

In selecting convertible securities for investment by the Fund, NACM evaluates each convertible security's investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM will consider selling a particular convertible security when any of those factors materially changes.

Independent Credit Analysis
NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The team managing the Fund utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential or high current income relative to NACM's assessment of their credit characteristics.

Portfolio Contents
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund's assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, NACM will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund may invest without limit in convertible securities and non-convertible income-producing securities that are below investment grade quality, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. The Fund invests in securities with a broad range of maturities. The weighted average maturity of the Fund will typically range from five to ten years, although the weighted average maturity of obligations held by the Fund may be shorter or longer at any time or from time to time depending on market conditions. The Fund may invest up to 20% of its total assets in other types of securities. The Fund may invest in securities of companies with smaller market capitalizations. The principal types of securities in which the Fund will invest are described below. For more detailed descriptions, see "The Fund's investment objective and strategies--Portfolio Contents and Other Information."

Convertible Securities
The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Convertible Securities."

Synthetic Convertible Securities
The Fund also may invest without limit in "synthetic" convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its total assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. See "The Fund's investment objective and strategies--Synthetic Convertible Securities."

Non-Convertible Income-Producing Securities
The Fund will also invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, real estate investment trusts ("REITs") and commercial and other mortgage-related and asset-backed securities, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose or structured vehicles, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and U.S. Government securities. The Fund's investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information."

High Yield Securities
The Fund may invest without limit in convertible securities and non-convertible income-producing securities that are below investment grade quality, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. Below investment grade securities are securities rated, at the time of investment, below the four highest grades (i.e., rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's (" S&P")) or securities that are unrated but judged to be of comparable quality by NACM. Below investment grade securities are sometimes referred to as "high yield" securities or "junk bonds." The Fund may invest in high yield securities of any rating, including securities given the lowest non-default rating (C by Moody's or S&P, as described in Appendix A) or unrated securities judged to be of comparable quality by NACM. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Securities in the lowest investment grade category (i.e., Baa by Moody's or BBB by S&P) also may be considered to possess some speculative characteristics. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--High Yield Securities."

Foreign (Non-U.S.) Investments
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include American Depository Receipts ("ADRs") or securities guaranteed by a United States person, but may include foreign securities in the form of Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign issuers. See "The Fund's investment objective and strategies--Foreign (Non-U.S.) Investments and Currencies."

Rule 144A Securities
The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid and thus subject to the Fund's limit on investments in illiquid securities, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

PROPOSED OFFERING OF PREFERRED SHARES AND OTHER FORMS OF LEVERAGE

Subject to market conditions, approximately one to three months after completion of this offering, the Fund presently intends to offer Preferred Shares representing approximately 38% of the Fund's capital immediately after issuance. The issuance of Preferred Shares will leverage your investment in Common Shares. Leverage involves special risks. There is no assurance that the Fund will issue Preferred Shares or that, if Preferred Shares are issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." The net proceeds the Fund obtains from selling the Preferred Shares will be invested in accordance with the Fund's investment objective and policies as described in this Prospectus. The Preferred Shares will pay dividends typically based on short-term interest rates, which normally will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the convertible securities, non-convertible income-producing securities and other investments purchased by the Fund exceeds Preferred Share dividend rates as reset periodically, the investment of the proceeds of the Preferred Shares will generate more income than will be needed to pay dividends on the Preferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders") than if the Fund were not so leveraged through the issuance of Preferred Shares. The Fund may also leverage the portfolio by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. The Fund cannot assure you that the issuance of Preferred Shares or the use of other forms of leverage will result in a higher yield on your Common Shares. Once Preferred Shares are issued and/or other forms of leverage are used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. The holders of Preferred Shares ("Preferred Shareholders"), if any are issued, would have certain voting rights in addition to and separate from the voting rights of the Common Shareholders. See "Preferred Shares and related leverage," "Description of shares--Preferred Shares" and "Risks--Leverage Risk." In addition, fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by Preferred Shareholders, if any). These include costs associated with any offering of Preferred Shares by the Fund (which costs are estimated to be approximately 1.3% of the total dollar amount of a Preferred Share offering), which will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. The Fund's Board of Trustees will determine whether any Preferred Shares will be issued based in part on the recommendations from the Manager and NACM as to market conditions and other factors. See "Description of shares--Preferred Shares."

INVESTMENT MANAGER

PIMCO Advisors Fund Management LLC (the "Manager") serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to 0.70% of the Fund's average daily total managed assets. "Total managed assets" means the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of June 30, 2003, the Manager had approximately $23.7 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of June 30, 2003, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including NACM, had approximately $404 billion in assets under management.

The Manager has retained its affiliate, NACM, as a sub-adviser to manage the Fund's portfolio investments. See "--Portfolio Manager" below.

PORTFOLIO MANAGER

NACM will serve as the Fund's sub-adviser responsible for managing the Fund's portfolio investments, and is sometimes referred to herein as the "portfolio manager." Subject to the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of June 30, 2003, NACM had approximately $16.9 billion in assets under management.

The Manager (and not the Fund) will pay a portion of the fees it receives to NACM in return for NACM's services.

DISTRIBUTIONS

Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to you at a level rate based on the projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including dividends payable on any Preferred Shares and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute substantially all of its net investment income (after it pays accrued dividends on any outstanding Preferred Shares). In addition, at least annually, the Fund intends to distribute to you your pro rata share of any available net capital gain. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's dividend reinvestment plan. See "Distributions" and "Dividend reinvestment plan."

LISTING

The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "NCZ." See "Description of shares--Common Shares."

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

UBS Securities LLC will serve as a shareholder servicing agent for the Fund. Brown Brothers Harriman & Co. will serve as custodian of the Fund's assets. PFPC Inc. will serve as the Fund's transfer and dividend disbursement agent. See "Shareholder servicing agent, custodian and transfer agent."

MARKET PRICE OF SHARES

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid by the Fund and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. See "Use of proceeds." In addition to net asset value, market price may be affected by such factors relating to the Fund or its portfolio holdings as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality and liquidity and call protection and market supply and demand. See "Preferred Shares and related leverage," "Risks," "Description of shares" and "Repurchase of Common Shares; conversion to open-end fund" in this Prospectus, and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

SPECIAL RISK CONSIDERATIONS

The following describes various principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under "Risks" in this Prospectus and under "Investment Objective and Policies" in the Fund's Statement of Additional Information.

No Operating History
The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount Risk
As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid or reimbursed by the Fund and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

Convertible Securities Risk
The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations. See "Risks--Convertible Securities Risk."

Synthetic Convertible Securities Risk
The Fund may invest without limit in synthetic convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See "Risks--Convertible Securities Risk" and "Risks--Derivatives Risk." In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See "Risks--Synthetic Convertible Securities Risk."

Credit Risk/High Yield Risk
Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or the issuer of a reference security experiences a decline in its financial status. The Fund may invest without limit in securities that are below investment grade quality, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. Securities of below investment grade quality (commonly referred to as "high yield" securities or "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. The prices of these lower grade obligations are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--High Yield Securities," "Risks--Credit Risk" and "Risks--High Yield Risk" for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

Interest Rate Risk
Generally, when market interest rates fall, the prices of convertible and non-convertible income-producing obligations rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The prices of longer-term obligations generally fluctuate more than prices of shorter-term obligations as interest rates change. Because the weighted average maturity of the Fund's securities typically will range from five to ten years, the Common Share net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term obligations. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. See "Risks--Interest Rate Risk" for additional information.

Issuer Risk
The value of securities in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Equity Securities Risk
The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. Equity securities generally have greater price volatility than debt and other income-producing securities.

Leverage Risk
The Fund presently intends to use leverage by issuing Preferred Shares representing approximately 38% of the Fund's capital immediately after their issuance. The Fund may also leverage the portfolio by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used, if at all, as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. The Fund's use of leverage creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that dividends on Preferred Shares will be based on short-term rates of return (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the net proceeds of the Preferred Shares offering principally in convertible securities and non-convertible income-producing securities. So long as the Fund's securities portfolio provides a higher rate of return (net of Fund expenses) than the Preferred Share dividend rate, as reset periodically, the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long- and/or short-term rates rise, which may be more likely because market interest rates are currently near their lowest levels in many years, the Preferred Share dividend rate could approach or exceed the rate of return on the investments held by the Fund that were acquired during periods of generally lower interest rates, reducing returns to Common Shareholders. Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates two major types of risks for Common Shareholders:

.. the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund's portfolio securities (including securities bought with the proceeds of the Preferred Shares offering) are borne entirely by the Common Shareholders; and

..  the possibility either that Common Share income will fall if the Preferred
   Share dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies.

Because the fees received by the Manager and NACM are based on the total managed assets of the Fund (including assets attributable to any Preferred Shares and other forms of leverage that may be outstanding), the Manager and NACM each have a financial incentive for the Fund to issue Preferred Shares or utilize other forms of leverage, which may create a conflict of interest between the Manager/NACM and the holders of the Common Shares.

Liquidity Risk
The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Foreign (Non-U.S.) Investment Risk
The Fund's investments in U.S. dollar-denominated securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political or legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks.

Smaller Company Risk
The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Derivatives Risk
The Fund may utilize derivative instruments for investment purposes, as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares. Such derivative instruments may include derivatives used as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (pending investment of the proceeds of this offering). Such derivative instruments include, but are not limited to, warrants, options on common stock or stock indexes and futures contracts. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates or other securities issued by special purpose or structured vehicles. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

REITs and Mortgage-Related Risk
Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Reinvestment Risk
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. NACM and the portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions
The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Holders of Preferred Shares, if any are issued, will have voting rights in addition to and separate from the voting rights of Common Shareholders in certain of these situations. See "Anti-takeover and other provisions in the Declaration of Trust." The holders of Preferred Shares, on the one hand, and the holders of Common Shares, on the other, may have interests that conflict in these situations. These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Market Disruption and Geopolitical Risk
The war with Iraq, its aftermath and continuing occupation of the country by coalition forces is likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation, and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Common Shares.

Summary of Fund expenses

The following table and the expenses shown assume the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance), and show Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no Preferred Shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of Preferred Shares).

Shareholder Transaction Expenses
   Sales Load (as a percentage of offering price).......................           4.50%
   Offering Costs Borne by the Fund (as a percentage of offering price).           0.20%(1)(2)
   Dividend Reinvestment Plan Fees......................................           None(3)

                                                                         Percentage of Net Assets
                                                                                  Attributable to
                                                                                    Common Shares
                                                                           (assuming the issuance
                                                                          of Preferred Shares)(4)
-------------------------------------------------------------------------------------------------
Annual Expenses
   Management Fees(+)...................................................           1.13%
   Other Expenses.......................................................              %(1)(2)
   Total Annual Expenses................................................              %

(1) The Manager has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share (0.2% of the offering price), and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $0.03 per share. The organizational expenses and offering costs to be paid or reimbursed by the Fund are not included among the expenses shown in the table. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.
(2) If the Fund offers Preferred Shares, costs of that offering, estimated to
    be approximately   % of the total dollar amount of the Preferred Share
    offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the
    issuance of approximately          Common Shares and the issuance of
    Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance) these Preferred Share offering costs are estimated to be
    approximately $       or approximately $     per Common Share (    % of the
    offering price). These offering costs are not included among the expenses shown in these tables.
(3) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4) The table presented in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                         Percentage of Net Assets
                                                  Attributable to
                                                    Common Shares
                                           (assuming no Preferred
                                             Shares are issued or
                                                     outstanding)
               --------------------------------------------------
               Annual Expenses
                  Management Fees(+)....            0.70%
                  Other Expenses........               %(1)
                  Total Annual Expenses.               %

    (+) Although the Fund's management fees are calculated based on total managed assets, the Fund's total managed assets are expected to be the same as its net assets because the Fund has no present intention to utilize leverage or other borrowings except through the issuance of Preferred Shares.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues
approximately           Common Shares. If the Fund issues fewer Common Shares,
all other things being equal, these expenses attributable to a Common Share would increase. See "Management of the Fund" and "Dividend reinvestment plan."



As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated offering costs of issuing Preferred Shares assuming the Fund issues Preferred Shares
representing 38% of the Fund's capital (after their issuance) of $    ) that
you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total
annual expenses of     % of net assets attributable to Common Shares (assuming
the issuance of Preferred Shares) in years 1 through 10 and (b) a 5% annual return(1):


                        1 Year 3 Years 5 Years 10 Years
                        -------------------------------
                          $       $       $       $

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.

(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

--------------------------------------------------------------------------------


The Fund

The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). The Fund was organized as a Massachusetts business trust on April 22, 2003, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

Use of proceeds

The net proceeds of the offering of Common Shares will be approximately $
(or $       if the Underwriters exercise the over-allotment option in full)
after payment of the estimated offering costs. The Manager has agreed to pay
(i) the amount by which the Fund's offering costs (other than the sales load) exceeds $0.03 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $0.03 per share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in convertible securities and non-convertible income-producing securities within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, credit-linked trust certificates, and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund market exposure while NACM selects specific securities.

The Fund's investment objective and strategies

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return through a combination of capital appreciation and high current income. The Fund attempts to achieve its investment objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities described under "--Portfolio Contents and Other Information" below. In seeking to achieve its investment objective, the Fund expects to invest primarily in "high yield" securities or "junk bonds" and to leverage the Fund by offering Preferred Shares representing approximately 38% of the Fund's capital immediately after their issuance. The Fund cannot assure you that it will achieve its investment objective.

PORTFOLIO MANAGEMENT STRATEGIES

In selecting investments for the Fund, NACM attempts to identify issuers that successfully adapt to change. NACM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See "Independent Credit Analysis" below. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM's sell discipline is clearly defined and designed to drive the Fund's portfolio continually toward strength. A series of sell alerts triggering further verification research, such as changes in credit fundamentals, declines in relative attractiveness to


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------

other issues and declines in industry fundamentals, are utilized, and NACM will consider selling a particular security if any of the original reasons for purchase materially changes.

In selecting convertible securities for investment by the Fund, NACM evaluates each convertible security's investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM will consider selling a particular convertible security when any of those factors materially changes.

Credit Quality
The Fund may invest without limit in securities that are below investment grade quality, including unrated securities judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. The Fund may invest in issuers of any credit quality (including securities in the lowest ratings categories). The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. As described under "Portfolio Contents and Other Information--High Yield Securities" below, securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." Securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

Independent Credit Analysis
NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. NACM has a devoted team of professionals that conducts fundamental credit research and analysis of individual issuers, industries and sectors and uses analytical tools to assess and monitor credit risk. The team managing the Fund utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential or current income relative to NACM's assessment of their credit characteristics.

PORTFOLIO CONTENTS AND OTHER INFORMATION

Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund's assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, NACM will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund invests in securities with a broad range of maturities. The weighted average maturity of the Fund will typically range from five to ten years, although the weighted average maturity of obligations held by the Fund may be shorter or longer at any time or from time to time depending on market conditions.


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------


The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities. The Fund may invest up to 5% of its total assets in illiquid securities (which is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may invest in securities of companies with smaller market capitalizations.

The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of shares--Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

The Fund currently intends to leverage its portfolio through the issuance of Preferred Shares. The Fund may also leverage the portfolio by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. See "Preferred Shares and related leverage."

Upon NACM's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment objective and policies and invest some or all of its assets in investments such as high grade, short-term debt securities. The Fund may not achieve its investment objective when it does so.

It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Frequent changes in the Fund's investments (i.e., portfolio turnover), which are more likely in periods of volatile market movements, involve some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax. Please see "Investment Objective and Policies--Portfolio Trading and Turnover Rate" in the Statement of Additional Information for more information regarding portfolio turnover.

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objective and Policies" in the Statement of Additional Information.

Convertible Securities
The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature,


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which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, it will also react to variations in the general market for equity securities. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

Convertible securities are designed to provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation.

Synthetic Convertible Securities
The Fund also may invest without limit in "synthetic" convertible securities. These will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks or other financial institutions, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a traditional convertible security may respond differently to market fluctuations. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its total assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

Non-Convertible Income-Producing Securities
The Fund will also invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, REITs and commercial and other mortgage-related and asset-backed securities, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose or structured vehicles, zero-coupon


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bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and U.S. Government securities. The Fund's investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

High Yield Securities
As noted above, the Fund may invest without limit in securities rated lower than Baa by Moody's or BBB by S&P (including securities in the lowest ratings categories (C by Moody's or S&P)), or in unrated securities judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. These securities are sometimes referred to as "high yield" securities or "junk bonds." Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality securities tend to be more sensitive to economic conditions.

Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to debt obligations by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under "Portfolio Management Strategies--Independent Credit Analysis," NACM does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. Moody's and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that NACM may not accurately evaluate the security's comparative credit rating. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher-quality obligations. The Fund expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in high yield and/or unrated securities. Therefore, the Fund's success in achieving its investment objective may depend more heavily on NACM's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.


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Foreign (Non-U.S.) Investments and Currencies
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include ADRs or securities guaranteed by a United States person, but may include foreign securities in the form of GDRs or other securities representing underlying shares of foreign issuers. See "Risks--Foreign (Non-U.S.) Investment Risk."

The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Please see "Investment Objective and Policies--Foreign (Non-U.S.) Securities" in the Statement of Additional Information for a more detailed description of the types of foreign investments in which the Fund may invest and their related risks.

Rule 144A Securities
The Fund may invest without limit in Rule 144A Securities. Rule 144A under the Securities Act of 1933, as amended, provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain "restricted" securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities may be deemed illiquid and thus may be subject to the Fund's limitation to invest not more than 5% of its total assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Corporate Bonds
The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills,


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notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

Preferred Stocks
The Fund may invest in preferred stocks. The Fund's investments in preferred stocks typically will be convertible securities, although the Fund may also invest in non-convertible preferred stocks. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

Investments in Equity Securities
Consistent with its investment objective, the Fund may hold or have exposure to equity securities. The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than debt securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

U.S. Government Securities
The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Derivatives
The Fund may utilize derivative instruments for investment purposes as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates and related indexes. The Fund may use derivatives as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest


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(pending investment of the proceeds of this offering). Derivative instruments that may be used by the Fund include, but are not limited to, warrants, options on common stock or stock indexes, futures contracts and swap agreements. In connection with its investments in synthetic convertible securities, the Fund may purchase warrants, call options on common stock and call options on stock indexes. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. A call option is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the common stock underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates and related instruments. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Derivatives Risk." Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that NACM will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more ratings agencies that may issue ratings for Preferred Shares issued by the Fund.

Credit-Linked Trust Certificates
Among the income-producing securities in which the Fund may invest are credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under State law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Subject to the investment limitations described in this Prospectus, the Fund may invest in credit-linked trust certificates during the period when the net proceeds of this offering and any offering of Preferred Shares are being invested, and during such period the high yield exposure will be broadly diversified. Thereafter, the Fund may invest up to 5% of its total assets in these instruments.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about credit default swaps. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute "private" investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under "Other Investment Companies" below, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act


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(although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a "hedge fund" might be. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See "Risks --Liquidity Risk." If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See "Net asset value." The Fund may lose its entire investment in a credit-linked trust certificate. The Fund intends to invest in credit-linked trust certificates mainly as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering and any offering of Preferred Shares are being invested.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities
Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Other Investment Companies
The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive convertible securities and non-convertible income-producing securities available in the market, or when NACM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by NACM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NACM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in convertible securities and non-convertible income-producing securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Commercial Paper
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on


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commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations
The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loan Participations and Assignments
The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Given the current structure of the markets for loan participations and assignments, the Fund generally expects to treat these securities as illiquid.

REITs and Other Mortgage-Related and Asset-Backed Securities
The Fund may invest in real estate investment trusts ("REITs"). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other mortgage-related securities include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure.


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Commercial properties themselves tend to be unique and difficult to value.
Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than corporate bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Please see "Investment Objective and Policies--REITs and Other Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information and "Risks--REITs and Mortgage-Related Risk" in this Prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

When Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.


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24

The Fund's investment objective and strategies

--------------------------------------------------------------------------------


Reverse Repurchase Agreements
As described under "Preferred Shares and related leverage," the Fund may utilize reverse repurchase agreements to leverage its portfolio, generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Lending of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objective and Policies--Securities Loans" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Preferred Shares and related leverage

Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund presently intends to offer Preferred Shares representing approximately 38% of the Fund's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Leverage involves special risks and there is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the net proceeds of the Preferred Shares in convertible securities, non-convertible income-producing securities and other investments in accordance with the Fund's investment objective and policies. The Preferred Shares will pay dividends typically based on short-term rates (which would normally be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares (after


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                                                                             25

Preferred Shares and related leverage

--------------------------------------------------------------------------------

taking expenses into consideration), the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged.

Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Manager and NACM will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including the proceeds from the issuance of Preferred Shares and any assets attributable to other forms of leverage. Thus, the Manager and NACM each have a financial incentive for the Fund to issue Preferred Shares and utilize other forms of leverage, which may result in a conflict of interest between the Manager/NACM and the holders of Common Shares. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by Preferred Shareholders, if any). These include costs associated with any offering of Preferred Shares by the Fund (which costs are estimated to be approximately 1.3% of the total dollar amount of a Preferred Share offering), which will be borne immediately by Common Shareholders, as will the costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund were to fail to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NACM from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Assuming that the Preferred Shares will represent approximately 38% of the Fund's capital and pay dividends at an annual average rate of 2.50%, the income generated by the Fund's portfolio (net of expenses) would have to exceed 0.95% in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate identified above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are


--------------------------------------------------------------------------------

Preferred Shares and related leverage

--------------------------------------------------------------------------------

hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing approximately 38% of the Fund's total capital and the Fund's currently projected annual Preferred Share dividend rate of 2.50%. See "Risks."

      Assumed Portfolio Total Return (10.00)% (5.00)%  0.00%  5.00% 10.00%
      Common Share Total Return..... (17.66)% (9.60)% (1.53)% 6.53% 14.60%

Common Share total return is comprised of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

Other Forms of Leverage and Borrowings
The Fund may also leverage the portfolio by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings (including through the use of reverse repurchase agreements and other derivatives to the extent that these instruments constitute senior securities) unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle Preferred Shareholders and other senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Risks

The net asset value of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, convertible securities risk, synthetic convertible securities risk, credit risk, high


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------

yield risk, interest rate risk, issuer risk, equities securities risk, leverage risk, liquidity risk, foreign (non-U.S.) investment risk, smaller company risk, derivatives risk, counterparty risk, reinvestment risk, REITs and mortgage-related risk, inflation/deflation risk, management risk, market disruption and geopolitical risk and risks associated with the affiliations of the Fund, the Manager and/or NACM. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These risks are summarized below.

NEWLY ORGANIZED

The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

MARKET DISCOUNT RISK

As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid or reimbursed by the Fund and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

CONVERTIBLE SECURITIES RISK

The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. See "High Yield Risk."

SYNTHETIC CONVERTIBLE SECURITIES RISK

The Fund may invest without limit in synthetic convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. Because the


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------

convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See "Convertible Securities Risk" and "Derivatives Risk." In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

CREDIT RISK

The Fund could lose money if the issuer of a convertible security or non-convertible income-producing security or the counterparty to an option contract, swap contract, loan of portfolio securities or other obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

HIGH YIELD RISK

In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest without limit in securities that are rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. Securities rated below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities, meaning these securities are subject to greater liquidity risk than investment grade securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies.

INTEREST RATE RISK

Interest rate risk is the risk that convertible securities and non-convertible income-producing securities (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, income-producing securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The Fund's use of leverage through the issuance of Preferred Shares or other strategies will tend to increase Common Share interest rate risk.

ISSUER RISK

The value of securities in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

EQUITY SECURITIES RISK

The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. The


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------

market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than debt and other income-producing securities.

LEVERAGE RISK

The Fund presently intends to use leverage by issuing Preferred Shares representing approximately 38% of the Fund's capital immediately after issuance of the Preferred Shares. The Fund may also leverage the portfolio by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. There can be no assurance that the Fund's leveraging strategy involving Preferred Shares or any other leveraging strategies will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the net asset value and market value of Common Shares will be more volatile, and the yield and total return to Common Shareholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on the Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedures. See "Description of shares--Preferred Shares." The rates of return on intermediate- and long-term obligations are typically, although not always, higher than the rates of return on short-term obligations. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the longer-term instruments included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. The Fund cannot assure you that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines or the reference security or index of a derivative instrument fluctuates adversely, any leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Any such decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on any Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, or in order to meet its other obligations, the Fund might need to liquidate investments in order to fund the repurchase of some or all of the Preferred Shares. Liquidation at times of low securities prices may result in capital loss and may reduce returns to Common Shareholders.


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------


While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

LIQUIDITY RISK

The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when NACM believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

FOREIGN (NON-U.S.) INVESTMENT RISK

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. The Fund's investments in foreign issuers involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

SMALLER COMPANY RISK

The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.


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                                                                             31

Risks

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DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may utilize derivative instruments for investment purposes as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares. These may include derivatives used as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (pending investment of the proceeds of this offering). Such derivative instruments include, but are not limited to, warrants, options on common stock or stock indexes, futures contracts and swap agreements. The Fund will invest in warrants and options only to the extent that the convertible components of the synthetic convertible securities in which it invests consist of a warrant, call option on common stock or call option on a stock index. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller companies risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders.

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

REITS AND MORTGAGE-RELATED RISK

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.


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32

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Risks

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REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Fund's portfolio may decline, and the dividend payments on the preferred shares, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed investment portfolio. NACM and the individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The war with Iraq, its aftermath and continuing occupation of the country by coalition forces is likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation, and the political costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could adversely affect individual issuers and


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                                                                             33

Risks

--------------------------------------------------------------------------------

securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Common Shares.

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or NACM due to their possible affiliations with Allianz AG, the ultimate parent of the Manager and NACM. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

How the Fund manages risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. The Fund may not:

.. Concentrate its investments in a particular "industry," as that term is used in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

.. With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund would be deemed to "concentrate" its investments in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

The Fund may become subject to asset coverage and other guidelines which are more limiting than the investment restrictions set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain a rating or ratings from Moody's, S&P and/or Fitch, Inc. on the Preferred Shares that it presently intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective. See "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.


--------------------------------------------------------------------------------

How the Fund manages risk

--------------------------------------------------------------------------------


LIMITED ISSUANCE OF PREFERRED SHARES

Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total assets of the Fund, less liabilities. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of reverse repurchase agreements and other derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this asset coverage requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until such liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's total assets, were reduced. The Fund presently intends to issue Preferred Shares representing approximately 38% of the Fund's total assets immediately after their issuance approximately one to three months after the completion of the offering of Common Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more highly leveraged through Preferred Shares. No assurance can be given that this cushion will not be reduced or eliminated. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below one-half of the value of the Fund's total net assets.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to affect adversely Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average weighted maturity of its investment portfolio (which will typically range from five to ten years), by investing in short-term, high grade securities, or may extend the dividend period of outstanding Preferred Shares. The Fund also may attempt to reduce leverage by repurchasing or otherwise retiring Preferred Shares or by reducing any holdings in other instruments that create leverage. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on NACM's ability to predict accurately interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased. Generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares under such conditions, the Fund may also leverage the portfolio by borrowing money, issuing debt securities and/or utilizing reverse repurchase agreements and other derivative instruments.

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and NACM. There are three Trustees of the Fund at the time of the offering, none of whom is currently treated by the Fund as an "interested person" (as defined in the 1940


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                                                                             35

Management of the Fund

--------------------------------------------------------------------------------

Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

PIMCO Advisors Fund Management LLC serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of June 30, 2003, the Manager had approximately $23.7 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of June 30, 2003, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including NACM, had approximately $404 billion in assets under management.

The Manager has retained its affiliate, NACM, to manage the Fund's investments. See "--Portfolio Manager" below. The Manager and NACM are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

PORTFOLIO MANAGER

NACM serves as the portfolio manager for the Fund pursuant to a sub-advisory agreement between the Manager and NACM. Subject to this agreement and the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of June 30, 2003, NACM had approximately $16.9 billion in assets under management.

For its services pursuant to the sub-advisory agreement, the Manager (and not the Fund) will pay to NACM a monthly fee at the annual rate of 0.42% of the Fund's average daily total managed assets, provided, however, that the amounts payable shall be reduced to reflect that NACM will bear 60% of any Service or Incentive Fees payable by the Manager for such month with respect to the specified total managed assets. For these purposes, "Service or Incentive Fees" for any period equals the sum of any Shareholder Servicing Fees payable by the Manager to UBS Securities LLC (as described under "Shareholder servicing agent, custodian and transfer agent") for such period and any incentive fees payable by the Manager to other underwriters (as described under "Underwriting") for such period.

The following six individuals are part of the Convertibles/High Yield team at NACM and constitute the team that has primary responsibility for the day-to-day portfolio management of the Fund, with Mr. Forsyth serving as the head of the team:

                        Since                   Recent Professional Experience
---------------------------------------------------------------------------------------------
Douglas Forsyth, CFA 2003        Mr. Forsyth is a Senior Portfolio Manager and Member of the
                     (Inception) Executive Committee at NACM. He joined NACM in 1994 after three years of investment management experience at AEGON
                                 USA. Mr. Forsyth holds a B.B.A. from the University of Iowa.


--------------------------------------------------------------------------------

Management of the Fund

--------------------------------------------------------------------------------

                        Since                      Recent Professional Experience
---------------------------------------------------------------------------------------------------

William L. Stickney  2003        Mr. Stickney is a portfolio manager at NACM. He joined
                     (Inception) NACM in 1999 after an aggregate of ten years of investment experience with ABN AMRO, Inc., Cowen & Company and
                                 Wayne Hummer & Company. Mr. Stickney holds a B.S. from
                                 Miami University and is an M.M. candidate at Northwestern
                                 University, J.L. Kellogg School of Management.

Michael E. Yee       2003        Mr. Yee is a portfolio manager at NACM. He joined NACM in
                     (Inception) 1995 and has been a portfolio manager since 1998. Mr. Yee holds a B.S. from the University of California, San Diego and an
                                 M.B.A. from San Diego State University.

Justin Kass          2003        Mr. Kass is an investment analyst at NACM. He joined NACM in
                     (Inception) 2000 after serving as an intern on the Convertibles/High Yield team and has four years of investment experience. Mr. Kass holds a B.S. from the University of California, Davis and an M.B.A. from the Anderson School at the University of California, Los Angeles.

Elizabeth Lemesevski 2003        Ms. Lemesevski is an investment analyst at NACM. She joined
                     (Inception) NACM in 2001 after an aggregate of nine years of investment and research experience with T.A. McKay & Co., Citibank and
                                 CoreStates Philadelphia International Bank. Ms. Lemesevski
                                 holds a B.S. from Rutgers University and an M.B.A. from
                                 Fordham University.

Nicole Larrabee      2003        Ms. Larrabee is a trading assistant/analyst at NACM. She joined
                     (Inception) NACM in 2000 after an aggregate of four years of investment and research experience with Salomon Smith Barney (Schroders),
                                 Lehman Brothers, Inc., Heflin and Co., LLC, Sun Alliance
                                 Holdings, Ltd. and Cantor Fitzgerald and Co., Inc. Ms. Larrabee
                                 holds a B.S. from the University of Arizona.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 0.70% of the Fund's average daily total managed assets for the services and facilities it provides.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and NACM are based on the total managed assets of the Fund (including assets attributable to Preferred Shares and any other forms of leverage that may be outstanding), the Manager and NACM each have a financial incentive for the Fund to issue Preferred Shares and utilize other forms of leverage, which may create a conflict of interest between the Manager/NACM and the holders of the Fund's Common Shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Net asset value

The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price or, if available, the closing price reported for an issue traded on an over-the-counter stock market (including the NASDAQ Official Closing Price for NASDAQ-traded securities), or if no sales or closing prices are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction.

The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic debt securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to adjust retroactively the price of a security or the Fund's NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by NACM. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

Distributions

Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate based upon the projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to Preferred Shareholders. The dividend rate that the Fund pays will depend on a number of factors, including dividends payable on the Preferred Shares and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. The net income of the Fund consists of all income paid or accrued on portfolio assets less all


--------------------------------------------------------------------------------

Distributions

--------------------------------------------------------------------------------

expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.

To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

Dividend reinvestment plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor's behalf), will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund's dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

   (1) If Common Shares are trading at or above net asset value on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

   (2) If Common Shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase


--------------------------------------------------------------------------------

Dividend reinvestment plan

--------------------------------------------------------------------------------

       Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, telephone number (800) 331-1710.

Description of shares

COMMON SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-takeover and other provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "--Preferred Shares" below.


--------------------------------------------------------------------------------

Description of shares

--------------------------------------------------------------------------------


The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

The Fund's net asset value per share generally increases when interest rates decline and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Manager has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and (ii) all of the Funds organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $0.03 per share.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund's Declaration limits the ability of the Fund to convert to open-end status. See "Anti-takeover and other provisions in the Declaration of Trust."

Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Preferred shares and related leverage" and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

PREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing approximately 38% of the Fund's capital immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the possible benefits to the Common Shareholders described in this Prospectus. Although the terms of the Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Preferred Shares offering, the Board has determined that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below. The Fund expects to obtain and maintain a rating or ratings from one or more


--------------------------------------------------------------------------------

Description of shares

--------------------------------------------------------------------------------

rating agencies in connection with the Preferred Shares, which may subject the Fund to asset coverage and other guidelines that are more limiting than the investment restrictions set forth in this Prospectus and the Statement of Additional Information. See "How the Fund manages risk--Investment Limitations."

As used in this Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

Limited Issuance of Preferred Shares

Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets (total assets less all liabilities and indebtedness not represented by "senior securities," as defined in the 1940 Act), measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The liquidation value of the Preferred Shares is expected to be approximately 38% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

Distribution Preference

The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

Voting Rights

Preferred Shares are required to be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

Holders of Preferred Shares, voting as a separate class, will also be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.


--------------------------------------------------------------------------------

Description of shares

--------------------------------------------------------------------------------


Redemption, Purchase and Sale of Preferred Shares

The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms also may state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of Preferred Shares by the Fund will increase such leverage. See "Preferred Shares and related leverage."

The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration and Bylaws.

Anti-takeover and other provisions in the Declaration of Trust

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or a sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.


--------------------------------------------------------------------------------

Anti-takeover and other provisions in the Declaration of Trust

--------------------------------------------------------------------------------


The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of Common Shares;
conversion to open-end fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions, conditions affecting individual issuers, and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund were to convert to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the


--------------------------------------------------------------------------------

Repurchase of Common Shares; conversion to open-end fund

--------------------------------------------------------------------------------

Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Tax matters

FEDERAL INCOME TAX MATTERS

The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.

If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem or purchase Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid


--------------------------------------------------------------------------------

Tax matters

--------------------------------------------------------------------------------

income and excise taxes. The Fund may have to dispose of portfolio securities to generate each for such redemptions, which may result in transaction expenses and gain at the Fund level and in further distributions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Under current law, the backup withholding tax rate is 28% for amounts paid through 2010. The Fund may be required to apply backup withholding to taxable distributions or redemption proceeds payable to a shareholder. Please see "Tax Matters" in the Statement of Additional Information for additional information about (and changes to) backup withholding tax rates.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Underwriting

The Underwriters named below, acting through UBS Securities LLC, 299 Park Avenue, New York, New York, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York, as lead managers, and Prudential Securities Incorporated, Wachovia Capital Markets, LLC, Legg Mason Wood Walker, Incorporated, RBC Dain Rauscher Incorporated, Wells Fargo Securities, LLC, Advest, Inc., Fahnestock & Co. Inc., Janney Montgomery Scott LLC, McDonald Investments Inc., a KeyCorp Company, Quick & Reilly, Inc., a FleetBoston Financial Company and Wedbush Morgan Securities Inc., as their representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Manager (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                                Number of
      Underwriters                                          Common Shares
      -------------------------------------------------------------------
      UBS Securities LLC...................................
      Citigroup Global Markets Inc.........................
      Merrill Lynch, Pierce, Fenner & Smith Incorporated...
      Prudential Securities Incorporated...................
      Wachovia Capital Markets, LLC........................
      Legg Mason Wood Walker, Incorporated.................
      RBC Dain Rauscher Incorporated.......................
      Wells Fargo Securities, LLC..........................
      Advest, Inc..........................................
      Fahnestock & Co. Inc.................................
      Janney Montgomery Scott LLC..........................
      McDonald Investments Inc., a KeyCorp Company.........
      Quick & Reilly, Inc., a FleetBoston Financial Company
      Wedbush Morgan Securities Inc........................
         Total.............................................

The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to an additional        Common
Shares to cover over-allotments, if any, at the initial offering price per common share minus the commission described in the following paragraph. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to the terms and conditions of the Underwriting Agreement, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.


The Fund has agreed to pay a commission to the Underwriters in the amount of up
to $     per Common Share (  % of the public offering price per Common Share).
The Representatives have advised the Fund that the Underwriters may pay up to
$     per Common Share from such commission to selected dealers who sell the
Common Shares and that such dealers may reallow a concession of up to $     per
Common Share to certain other dealers who sell shares. Investors must pay for any Common Shares purchased on or before July 31, 2003.



--------------------------------------------------------------------------------

Underwriting

--------------------------------------------------------------------------------


Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Manager and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares.

The Fund and the Manager have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund's dividend reinvestment plan, and issuances in connection with any offering of Preferred Shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Manager (and not the Fund) has agreed to pay from its own assets to certain Underwriters (each a "Qualifying Underwriter") that meet certain sales targets established by the Manager (which may be waived or modified in the discretion of the Manager) a quarterly incentive fee at an annual rate of up to 0.15% of the Fund's average daily total managed assets attributable to Common Shares sold by such Qualifying Underwriters in this offering (including a proportionate share of assets acquired using leverage), such fees to be payable so long as the Investment Management Agreement remains in effect between the Fund and the Manager, or any successor in interest or affiliate of the Manager as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act. Under rules of the National Association of Securities Dealers, Inc., the total amount of these incentive fee payments may not exceed 4.5% of the aggregate initial offering price of the Common


--------------------------------------------------------------------------------

Underwriting

--------------------------------------------------------------------------------

Shares offered hereby. The incentive fee payments will be made subject to this limitation, although for these purposes the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering.

As described below under "Shareholder servicing agent, custodian and transfer agent," UBS Securities LLC will provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Manager.

Shareholder servicing agent, custodian and transfer agent

The Manager (and not the Fund) has agreed to pay from its own assets to UBS Securities LLC a shareholder servicing fee (the "Shareholder Servicing Fee") at an annual rate of 0.10% of the average daily total managed assets of the Fund pursuant to a shareholder servicing agreement between the Manager and UBS Securities LLC (the "Shareholder Servicing Agreement"). Pursuant to the Shareholder Servicing Agreement, UBS Securities LLC will: (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Manager, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market performance of the Fund and such other companies and
(3) other relevant performance indicators; and (iv) at the request of the Manager, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Manager or the Fund for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. The Shareholder Servicing Agreement will continue so long as the Investment Management Agreement remains in effect between the Fund and the Manager, or any successor in interest or affiliate of the Manager as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act.

The custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Custodian performs custodial and fund accounting services.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent, registrar and dividend disbursement agent, as well as agent for the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois, and its affiliated entities.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of contents for the Statement of Additional Information

   Use of Proceeds......................................................   3
   Investment Objective and Policies....................................   3
   Investment Restrictions..............................................  39
   Management of the Fund...............................................  41
   Investment Manager and Portfolio Manager.............................  51
   Portfolio Transactions...............................................  56
   Distributions........................................................  57
   Description of Shares................................................  58
   Anti-Takeover and Other Provisions in the Declaration of Trust.......  61
   Repurchase of Common Shares; Conversion to Open-End Fund.............  63
   Tax Matters..........................................................  65
   Performance Related and Comparative Information......................  73
   Custodian, Transfer Agent and Dividend Disbursement Agent............  74
   Independent Auditors.................................................  74
   Counsel..............................................................  74
   Registration Statement...............................................  74
   Report of Independent Auditors.......................................  75
   Financial Statements.................................................  76
   Appendix A--Performance Related and Comparative and Other Information A-1
   Appendix B--Description of Proxy Voting Policies..................... B-1


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Appendix A

DESCRIPTION OF SECURITIES RATINGS

The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by NACM to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by NACM.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by NACM.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

Following is a description of Moody's and S&P's rating categories applicable to debt securities.

Moody's Investors Service, Inc.

Corporate and Municipal Bond Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------


B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------

funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

Issue Credit Rating Definitions
A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------


The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------


CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------


B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


--------------------------------------------------------------------------------

[LOGO] PIMCO
ADVISORS

         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                   SUBJECT TO COMPLETION - DATED        , 2003






                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II

                       STATEMENT OF ADDITIONAL INFORMATION

                                         , 2003

         Nicholas-Applegate Convertible & Income Fund II (the "Fund") is a newly organized, diversified closed-end management investment company.


         This Statement of Additional Information relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in
conjunction with the Fund's prospectus relating thereto dated            , 2003
(the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (877) 819-2224. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS


USE OF PROCEEDS ...........................................................    3
INVESTMENT OBJECTIVE AND POLICIES .........................................    3
INVESTMENT RESTRICTIONS ...................................................   39
MANAGEMENT OF THE FUND ....................................................   41
INVESTMENT MANAGER AND PORTFOLIO MANAGER ..................................   51
PORTFOLIO TRANSACTIONS ....................................................   56
DISTRIBUTIONS .............................................................   57
DESCRIPTION OF SHARES .....................................................   58
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST ............   61
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND ..................   63
TAX MATTERS ...............................................................   65
PERFORMANCE RELATED AND COMPARATIVE INFORMATION ...........................   73
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT .................   74
INDEPENDENT AUDITORS ......................................................   74
COUNSEL ...................................................................   74
REGISTRATION STATEMENT ....................................................   74
REPORT OF INDEPENDENT AUDITORS ............................................   75
FINANCIAL STATEMENTS ......................................................   76
APPENDIX A - Performance Related and Comparative and Other Information.....  A-1
APPENDIX B - Description of Proxy Voting Policies..........................  B-1


        This Statement of Additional Information is dated _______, 2003.

                                 USE OF PROCEEDS


         The net proceeds of the offering of Common Shares of the Fund will be approximately $__ (or $__ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.


         PIMCO Advisors Fund Management LLC (the "Manager"), the Fund's investment manager, has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $0.03 per share.




         Pending investment in convertible securities, non-convertible income-producing securities and other securities that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high grade, short-term securities, credit-linked trust certificates, and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund market exposure while specific securities are selected.


                        INVESTMENT OBJECTIVE AND POLICIES


         The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.


Convertible Securities


         The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.


         A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet. See "--High Yield Securities" below.

         Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Synthetic Convertible Securities


         Nicholas-Applegate Capital Management LLC ("NACM"), the Fund's portfolio manager, may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

         More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when NACM believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.


         A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.


         The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

         The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible and non-convertible income-producing securities.


High Yield Securities


         As described under "The Fund's investment objective and strategies" in the Prospectus, the Fund may invest without limit in securities rated lower than Baa by Moody's or BBB by S&P, or in securities that are unrated but judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. These securities are sometimes referred to as "high yield" securities or "junk bonds."

         Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. NACM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NACM's research and analysis when investing in high yield securities. NACM seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of the ratings of securities by Moody's and S&P is set forth in Appendix A to the Prospectus. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NACM does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or NACM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NACM may consider such factors as NACM's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.


Foreign (Non-U.S.) Securities


         The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national entities. For this purpose, foreign securities do not include American Depository Receipts ("ADRs") or securities guaranteed by a United States person, but may include foreign securities in the form of Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign issuers.

         ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

         Other foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

         The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

         Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (although the Fund may invest only in U.S. dollar-denominated securities) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").


         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.


         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.


         Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Corporate Bonds


         The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries, including corporate debt securities of foreign issuers in accordance with the Fund's investment objective and policies as described in the Prospectus. See "--Foreign (Non-U.S.) Securities" above. The Fund may also invest without limit in corporate bonds that are below investment grade quality. See "--High Yield Securities" above.

         The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional

Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.


Commercial Paper


         Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objective and policies, including unrated commercial paper for which NACM has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody's and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


Preferred Stock


         Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. The Fund's investments in preferred stocks typically will be convertible securities, although the Fund may also invest in non-convertible preferred stocks.


         As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.


         Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

         Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Investments in Equity Securities

     Consistent with its investment objective, the Fund may hold or have exposure to equity securities. The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investment in preferred stocks. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than debt securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.


Derivative Instruments


         In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate, securities and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the

Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

         The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and other economic factors, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of NACM to forecast interest rates and other economic factors correctly. If NACM incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

         The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If NACM incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.


         Warrants to Purchase Securities. The Fund may invest in warrants to purchase debt securities or equity securities. A warrant to purchase equity securities is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. Such a warrant may have a life ranging from less than a year to twenty years or longer, but the warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed an equity security warrant's exercise price during the life of the warrant, the warrant will expire worthless. Equity security warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

         Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

         Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.


         An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)


         The Fund will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or
(ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees.


         If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.


         Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on high yield and other securities (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.


         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.


         To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.


         The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.


         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.


         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option. The Fund notes that the SEC has recently proposed rules that would eliminate the restrictions set forth in this paragraph. In the event that such rules are adopted, the Fund will remove or reduce the restrictions described herein to the full extent permitted by the SEC.


         When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.


         To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

         The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."


         Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.


         Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.


         Additional Risks of Options on Securities, Futures Contracts and Options on Futures Contracts. Options on securities, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

         Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars in connection with its leveraging strategies. See "--Certain Interest Rate Transactions" below. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

         The Fund may have exposure to credit default swaps through investments in credit-linked trust certificates. In connection with such investments, the Fund would be in the position of a seller of a credit default swap contract because the trust that issues the certificates would be selling one or more credit default swap contracts. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the trust issuing the certificates receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The trust in turn passes the stream of payments along to the holders of the certificates it has issued. If no default or other triggering event occurs, the trust, and thus the Fund, would keep the stream of payments and would have no payment obligations. In connection with its investments in credit-linked trust certificates, the Fund is therefore subject to credit risk relating to the counterparty to any credit default swap contract entered into by the trust and also the issuer and/or any guarantor of any referenced debt obligation.

         Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

         Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on NACM's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


         Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.

         When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.


         Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on any preferred shares of beneficial interest that the Fund may issue (the "Preferred Shares") or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging purposes.


Bank Obligations

         Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.


         The Fund may invest up to 20% of its total assets in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "--Foreign (Non-U.S.) Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.


Loan Participations and Assignments

         The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

         The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


         Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what NACM believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on NACM's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

         Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Real Estate Investment Trusts ("REITs")

         REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified.

         REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

Mortgage-Related and Other Asset-Backed Securities


         The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize successfully these instruments may depend in part upon the ability of NACM to forecast interest rates and other economic factors correctly. See "--Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "Collateralized Mortgage Obligations ("CMOs")" below.


         Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.


         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in NACM's opinion are illiquid if, as a result, more than 5% of the value of the Fund's total assets (taken at market value at the time of investment) will be invested in illiquid securities.


         Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("Issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the Issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of

FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the Issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "--Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities. As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, NACM expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates ("EETCs") and Certificates for Automobile ReceivablesSM ("CARSSM").

         Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than corporate bonds.

         CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Consistent with the Fund's investment objective and policies, NACM also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Other Investment Companies


         The Fund may invest in securities of open- or closed-end investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. In general, under the 1940 Act, an investment company such as the Fund may not (i) invest more than 10% of its total assets in securities of other registered investment companies, (ii) own more than 3% of the outstanding voting securities of any one registered investment company, or (iii) invest more than 5% of its total assets in the securities of any single registered investment company. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive convertible securities and non-convertible income-producing securities available in the market, or when NACM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by NACM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. Holders of the Common Shares (the "Common Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NACM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available convertible securities and non-convertible income-producing securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the Prospectus in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


Variable and Floating Rate Securities

         Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.


         The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

         The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.


Event-Linked Bonds


         The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.


         Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

U.S. Government Securities

         U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities" above. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

When-Issued, Delayed Delivery and Forward Commitment Transactions


         The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.


         When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

         When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Borrowing and Related Strategies

         The Fund may borrow money or issue other senior securities representing indebtedness (hereinafter referred to collectively as borrowings) to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow for investment purposes or to add leverage to the portfolio. However, borrowing for leveraging purposes will generally be used as a substitute for, rather than in addition to, any leverage obtained through the issuance of Preferred Shares. The Fund may also borrow in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

         Borrowings may include the issuance of notes, commercial paper or other evidences of indebtedness. The Fund may secure any borrowings by mortgaging, pledging or otherwise granting a security interest in the Fund's assets. The terms of any borrowings will be subject to the provisions of any credit agreements related to the borrowings and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines imposed by any rating agency that is rating the borrowings. Credit agreement provisions and rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Any credit agreement to which the Fund may become subject may include customary limits on the Fund's ability to (i) incur additional debt or issue Preferred Shares without approval of the lenders, (ii) incur liens or pledge portfolio securities, (iii) incur obligations under derivative instruments, and
(iv) change its investment objective or fundamental investment restrictions without the approval of lenders. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under any commercial paper program, liquidity facility, credit facility or other evidence of indebtedness will be senior to the rights of holders of Preferred Shares ("Preferred Shareholders") with respect to the payment of dividends or upon liquidation.

         Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the Preferred Shareholders to elect a majority of the Trustees of the Fund.

         As described elsewhere in this section, the Fund also may enter into certain transactions involving derivative instruments and, prior to the issuance of Preferred Shares, reverse repurchase agreements, although the Fund's exposure to certain derivative instruments will be limited by the Fund's 5% limit on illiquid investments to the extent they are determined to be illiquid. The Fund may enter into these transactions in order to add leverage to the portfolio. See "The Fund's investment objective and strategies," "Risks - Leverage Risk" and "Preferred Shares and related leverage" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of assets determined to be liquid by NACM in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.


         Any borrowing in which the Fund engages will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements

         The Fund may utilize reverse repurchase agreements, generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

         Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


         The Fund may (but is not required to) segregate assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets.

Short Sales


         The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.


         When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities


         The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the SEC's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that NACM has determined to be liquid under procedures approved by the Board of Trustees).


         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate


         Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NACM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

         A change in the securities held by the Fund is known as "portfolio turnover." NACM manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.


         The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Securities Loans


         Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by NACM to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.


Participation on Creditors Committees


         The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when NACM believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.


Short-Term Investments / Temporary Defensive Strategies


         Upon NACM's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in investments (other than convertible securities and non-convertible income-producing securities in which the Fund ordinarily invests), such as high grade, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objective.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

                  (1) Concentrate its investments in a particular "industry," as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

                  (3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.


                  (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

                  (5) Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (6) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the

Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

         Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors' and qualifying shares.


         For purposes of the foregoing and "Description of Shares--Preferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.


         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by NACM to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until NACM determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, NACM will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

         The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).


         The Fund may not change its policy to invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities unless it provides shareholders with notice of such change if and to the extent required by the 1940 Act and the rules thereunder.

         To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NACM to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.


         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

         The Fund intends to apply for ratings for its Preferred Shares from Moody's, S&P and/or Fitch. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objective. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") and/or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

Trustees and Officers

         The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

         The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                              Independent Trustees*


                                                                                                      Number of
                                                                                                    Portfolios in
                Position(s)   Term of Office                                                         Fund Complex         Other
Name, Address    Held with    and Length of                                                          Overseen by      Directorships
  and Age          Fund        Time Served    Principal Occupation(s) During the Past 5 Years          Trustee       Held by Trustee
Robert E. Connor* Trustee    Since            Trustee, Fixed Income SHares, PIMCO Floating                17               None.
Age 68                       July, 2003       Rate Income Fund, Nicholas-Applegate Convertible
                                              & Income Fund, PIMCO Corporate Opportunity Fund,
                                              PIMCO Corporate Income Fund, PIMCO High Income
                                              Fund, PIMCO Municipal Income Fund, PIMCO
                                              California Municipal Income Fund, PIMCO New York
                                              Municipal Income Fund, PIMCO Municipal Income Fund
                                              II, PIMCO California Municipal Income Fund II, PIMCO
                                              New York Municipal Income Fund II, PIMCO Municipal
                                              Income Fund III, PIMCO California Municipal Income
                                              Fund III and PIMCO New York Municipal Income Fund
                                              III; Director, Municipal Advantage Fund, Inc.;
                                              Corporate Affairs Consultant.  Formerly, Senior Vice
                                              President, Corporate Office, Citigroup Global Markets
                                              Inc. (formerly Salomon Smith Barney Inc.).

John J.
Dalessandro II**  Trustee    Since            President and Director, J.J. Dalessandro II Ltd.,           15               None.
Age 66                       July, 2003       registered broker-dealer and member of the New York
                                              Stock Exchange; Trustee, PIMCO Floating Rate
                                              Income Fund, Nicholas-Applegate Convertible
                                              & Income Fund, PIMCO Corporate Opportunity
                                              Fund, PIMCO Corporate Income Fund, PIMCO
                                              High Income Fund, PIMCO Municipal Income
                                              Fund, PIMCO California Municipal Income Fund,
                                              PIMCO New York Municipal Income Fund, PIMCO
                                              Municipal Income Fund II, PIMCO California
                                              Municipal Income Fund II, PIMCO New York
                                              Municipal Income Fund II, PIMCO Municipal
                                              Income Fund III, PIMCO California Municipal
                                              Income Fund III and PIMCO New York Municipal
                                              Income Fund III.

Hans W. Kertess   Trustee    Since            President, H. Kertess & Co.; Trustee, PIMCO Floating        10               None.
Age 64                       July, 2003       Rate Income Fund, PIMCO High Income Fund, PIMCO
                                              Corporate Income Fund, PIMCO Municipal Income
                                              Fund, PIMCO California Municipal Income Fund,
                                              PIMCO New York Municipal Income Fund, PIMCO
                                              Municipal Income Fund II, PIMCO California
                                              Municipal Income Fund II and PIMCO New York
                                              Municipal Income Fund II; Formerly Managing Director
                                              and Consultant, Royal Bank of Canada Capital Markets.

----------------

----------------

* In addition to the positions noted, Mr. Connor previously provided occasional editorial consulting services as an independent contractor to an administrative unit of Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global Markets Inc.


** Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager, NACM or the Underwriters, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and effects portfolio transactions for other brokers, generally other members of the Exchange, and one unrelated investment adviser.

                               Interested Trustees

         Currently no Trustees are treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

         In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any Preferred Shares are outstanding, in which event Preferred Shareholders, voting as a separate class, will elect two Trustees and the remaining Trustee shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.


                                                      Officers
                                                      --------

                               Position(s)     Term of Office
                               Held with       and Length of
Name, Address and Age            Fund           Time Served          Principal Occupation(s) During the Past 5 Years
Stephen J. Treadway             Chairman      Since inception        Member of the Board of Management, Allianz
2187 Atlantic Street                          (April, 2003).         Dresdner Asset Management GmbH; Managing Director,
Stamford, CT 06902                                                   Allianz Dresdner Asset Management of America L.P.;
Age 55                                                               Managing Director and Chief Executive Officer,
                                                                     PIMCO Advisors Fund Management LLC; Managing
                                                                     Director and Chief Executive Officer, PIMCO Advisors
                                                                     Distributors LLC ("PAD"); Trustee and Chairman,
                                                                     PIMCO Funds: Multi-Manager Series; Chairman, Fixed
                                                                     Income SHares; Trustee, Chairman and President,
                                                                     PIMCO Advisors VIT; Trustee and Chairman, PIMCO
                                                                     Corporate Income Fund, PIMCO Municipal Income Fund,
                                                                     PIMCO California Municipal Income Fund, PIMCO New
                                                                     York Municipal Income Fund, PIMCO Municipal Income
                                                                     Fund II, PIMCO California Municipal Income Fund II,
                                                                     PIMCO New York Municipal Income Fund II and Municipal
                                                                     Advantage Fund, Inc.; Chairman, PIMCO Floating Rate
                                                                     Income Fund, PIMCO Corporate Opportunity Fund,
                                                                     Nicholas-Applegate Convertible & Income Fund, PIMCO
                                                                     High Income Fund, PIMCO Municipal Income Fund III,
                                                                     PIMCO California Municipal Income Fund III and
                                                                     PIMCO New York Municipal Income Fund III.

Brian S. Shlissel               President     Since inception        Senior Vice President, PIMCO Advisors Fund
Age 38                          and Chief     (April, 2003).         Management LLC; Executive Vice President and
                                Executive                            Treasurer, PIMCO Advisors VIT; President
                                Officer                              and Chief Executive Officer, Fixed Income
                                                                     SHares, Nicholas-Applegate Convertible &
                                                                     Income Fund, PIMCO Corporate Opportunity Fund,
                                                                     PIMCO Corporate Income Fund, PIMCO High Income
                                                                     Fund, PIMCO Municipal Income Fund, PIMCO
                                                                     California Municipal Income Fund, PIMCO New
                                                                     York Municipal Income Fund, PIMCO Municipal
                                                                     Income Fund II, PIMCO California Municipal
                                                                     Income Fund II, PIMCO New York Municipal
                                                                     Income Fund II, PIMCO Municipal Income Fund
                                                                     III, PIMCO California Municipal Income Fund
                                                                     III, PIMCO New York Municipal Income Fund III,
                                                                     PIMCO Floating Rate Income Fund and Municipal
                                                                     Advantage Fund, Inc.; Formerly, Vice President,
                                                                     Mitchell Hutchins Asset Management Inc.

Lawrence G. Altadonna           Treasurer;    Since inception        Vice President, PIMCO Advisors Fund Management
Age 37                          Principal     (April, 2003).         LLC; Treasurer and Principal Financial and
                                Financial                            Accounting Officer, PIMCO Floating Rate Income
                                and                                  Fund, Nicholas-Applegate Convertible & Income
                                Accounting                           Fund, PIMCO Corporate Opportunity Fund, PIMCO
                                Officer                              Corporate Income Fund, PIMCO High Income Fund,
                                                                     PIMCO Municipal Income Fund, PIMCO California
                                                                     Municipal Income Fund, PIMCO New York Municipal
                                                                     Income Fund, PIMCO Municipal Income Fund II,
                                                                     PIMCO California Municipal Income Fund II, PIMCO
                                                                     New York Municipal Income Fund II, PIMCO Municipal
                                                                     Income Fund III, PIMCO California Municipal Income
                                                                     Fund III, PIMCO New York Municipal Income Fund III,
                                                                     and Municipal Advantage Fund, Inc.; Treasurer,
                                                                     Fixed Income SHares; Assistant Treasurer,
                                                                     PIMCO Advisors VIT. Formerly, Director
                                                                     of Fund Administration, Prudential Investments.

Newton B. Schott, Jr.           Vice          Since inception        Managing Director, Chief Administrative
2187 Atlantic Street            President,    (April, 2003).         Officer, Secretary and General Counsel, PAD;
Stamford, CT 06902              Secretary                            Managing Director, Chief Legal Officer and
Age 60                                                               Secretary, PIMCO Advisors Fund Management LLC;
                                                                     President, Chief Executive Officer and
                                                                     Secretary, PIMCO Funds: Multi-Manager Series;
                                                                     Vice President and Secretary, PIMCO Floating
                                                                     Rate Income Fund, Nicholas-Applegate Convertible &
                                                                     Income Fund, PIMCO Corporate Opportunity Fund,
                                                                     PIMCO Corporate Income Fund, PIMCO High
                                                                     Income Fund, PIMCO Municipal Income Fund,
                                                                     PIMCO California Municipal Income Fund,
                                                                     PIMCO New York Municipal Income Fund, PIMCO
                                                                     Municipal Income Fund II, PIMCO California
                                                                     Municipal Income Fund II, PIMCO New York
                                                                     Municipal Income Fund II, PIMCO Municipal
                                                                     Income Fund III, PIMCO California Municipal
                                                                     Income Fund III, PIMCO New York Municipal
                                                                     Income Fund III and Municipal Advantage Fund,
                                                                     Inc.; Secretary, Fixed Income SHares.

Douglas Forsyth                 Vice          Since inception        Senior Portfolio Manager and Member of the
600 West Broadway               President     (April, 2003).         Executive Committee of NACM; Vice-President,
San Diego, CA 92101                                                  Nicholas-Applegate Convertible & Income Fund.
Age 34

         For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:


                                                           Positions Held with Affiliated Persons or
                     Name                                      Principal Underwriters of the Fund
             Stephen J. Treadway                                           See above.

              Brian S. Shlissel                                            See above.

              Lawrence Altadonna                                           See above.

            Newton B. Schott, Jr.                                          See above.

               Douglas Forsyth                                             See above.


Committees of the Board of Trustees


         Audit Oversight Committee



         Provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public auditors for the Fund and the scope of the audit, approves all significant services proposed to be performed by those auditors on behalf of the Fund, and considers other services provided by those auditors to the Fund, the Manager and NACM and the possible effect of those services on the independence of those auditors. Messrs. Kertess and Connor, each of whom is an Independent Trustee, serve on this committee.



         Nominating Committee




         Responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Newton B. Schott, Jr., Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Kertess and Connor, each of whom is an Independent Trustee, serve on this committee.




         Valuation Committee



         Reviews procedures for the valuation of securities and periodically reviews information from the Manager and NACM regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Kertess and Connor, each of whom is an Independent Trustee, serve on this committee.



         Compensation Committee

         The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, NACM or any entity controlling, controlled by or under common control with the Manager or

NACM. Messrs. Kertess and Connor, each of whom is an Independent Trustee, serve on this committee.



Securities Ownership


         For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2002:




                                                               Aggregate Dollar Range of Equity Securities in All
                                   Dollar Range of Equity     Registered Investment Companies Overseen by Trustee
        Name of Trustee            Securities in the Fund              in Family of Investment Companies

        Robert E. Connor                   None.                                     None.

     John J. Dalessandro II                None.                                     None.

        Hans W. Kertess                    None.                                     None.



         For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2002:



     Name of Trustee        Name of Owners and                                             Value of       Percent of
                         Relationships to Trustee       Company        Title of Class     Securities        Class

 Robert E. Connor                  None.

 John J. Dalessandro II            None.

 Hans W. Kertess                   None.




     As of July 16, 2003, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     As of July 16, 2003, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.



                                                                                  Percentage of the Fund's
                                                                Number of         outstanding shares as of
Shareholder                                                   Common Shares            July 16, 2003
-----------                                                   -------------            -------------
Allianz Dresdner Asset Management of America L.P.
1345 Avenue of the Americas
New York, New York  10105                                         6,981                     100%



Compensation



         Messrs. Connor and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the "Municipal Funds"), Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund and PIMCO Floating Rate Income Fund, fourteen closed-end funds for which the Manager serves as investment manager and Pacific Investment Management Company or NACM, each an affiliate of the Manager, serves as portfolio manager. Mr. Kertess serves as Trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Corporate Income Fund, PIMCO High Income Fund and PIMCO Floating Rate Income Fund. In addition to the Fund, the Municipal Funds, Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund and PIMCO Floating Rate Income Fund, Mr. Connor is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. As indicated above, certain of the officers and Trustees of the Fund are affiliated with the Manager and/or NACM.



         The Municipal Funds, Nicholas Applegate Convertible & Income Fund, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Floating Rate Income Fund and the Fund (together, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, NACM, PIMCO or any entity controlling, controlled by or under common control with the Manager, NACM or PIMCO, receives compensation for their attendance at joint meetings and their service on Board committees. For their service as Trustees of the PIMCO Closed-End Funds, Messrs. Connor and Dalessandro receive $25,000 for each joint meeting for the first four joint meetings in each year and $5,000 for each additional joint meeting in such year if the meetings are attended in person. Messrs. Connor and Dalessandro receive $1,000 per joint meeting if the meetings are attended telephonically. For his service as a Trustee of the PIMCO Closed-End Funds (other than Nicholas-Applegate Convertible & Income Fund, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III and PIMCO Corporate Opportunity Fund, for which he does not serve as Trustee), Mr. Kertess receives approximately $11,600 for each joint meeting for the first four joint meetings in each year and approximately $2,300 for each additional joint meeting in such year if the meetings are attended in person. Mr. Kertess receives approximately $465 per joint meeting if the meetings are attended telephonically.

Messrs. Connor and Kertess as Members of the Audit Oversight Committee will receive $1,000 per fund per joint meeting of the Audit Oversight Committees for those PIMCO Closed-End Funds for which they serve as Trustee and Audit Oversight Committee Member if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.

         The PIMCO Closed-End Funds will allocate common Trustees' compensation and other costs of their joint meetings pro rata among the PIMCO Closed-End Funds for which such Trustee serves as Trustee based on each such Fund's net assets, including assets attributable to any Preferred Shares outstanding.


         It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending June 30, 2004. For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of the Manager, NACM or any entity controlling, controlled by or under common control with the Manager or NACM serves without any compensation from the Fund.

                                                                                 Total Compensation
                                           Estimated Compensation            from the Fund Complex Paid
                                           from the Fund for the              to the Trustees for the
                                             Fiscal Year Ending                 Calendar Year Ending
          Name of Trustee                     June 30, 2004*                  December 31, 2002**
          ---------------                     ----------------                  -----------------
Robert E. Connor                                   $1,700                             $87,170

John J. Dalessandro II                             $1,700                             $76,400

Hans W. Kertess                                    $1,700                             $62,000

----------
         * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the PIMCO Closed-End Funds.

         ** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Connor served as a director or trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund, and the amounts listed in this column include compensation received by Mr. Connor from these investment companies and the PIMCO Closed-End Funds for services provided as trustee or director as the case may be.

         The Fund has no employees. Its officers are compensated by the Manager and/or NACM.

Codes of Ethics

         The Fund, the Manager and NACM have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund and directors, officers and employees of the Manager and NACM, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or NACM, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and NACM have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    INVESTMENT MANAGER AND PORTFOLIO MANAGER


Investment Manager


         The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager, a Delaware limited liability company organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, is wholly-owned by PIMCO Advisors Retail Holdings LLC, a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life also owns an indirect minority equity interest in ADAM of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of ADAM GmbH, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in ADAM of America. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, California 92660. ADAM of America's address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

         The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of William S. Thompson, Jr. and David C. Flattum.

         The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of June 30, 2003, the Manager had approximately $23.7 billion in assets under management. As of June 30, 2003, ADAM of America and its subsidiary partnerships, including NACM, had approximately $404 billion in assets under management.


         In connection with the acquisition of ADAM of America by Allianz of America in May of 2000, the Pacific Life interest in ADAM of America was converted into an interest in 3,722 Class E Units in ADAM of America. The Class E Units are entitled to distributions based largely on the performance of Pacific Investment Management Company, a subsidiary of ADAM of America, and for periods after January 31, 2003, the distributions are capped at a maximum of $98 million (annualized) for 2003, $96 million for 2004, $94 million for 2005, $92 million for 2006 and $90 million in 2007 and thereafter. Pursuant to a Continuing Investment Agreement dated May 5, 2000, as amended and restated March 10, 2003, Allianz of America, Pacific Asset Management LLC and Pacific Life are party to a call and put arrangement regarding the Class E Units. Under the restated agreement, the quarterly put and/or call options are limited in amount to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, Pacific Life and Allianz of America can put or call, respectively, all Allianz of America's units owned directly or indirectly by Pacific Life. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the Continuing Investment Agreement, calculated as of December 31 of the preceding calendar year. The initial per unit amount as of December 31, 2002 was approximately $551,900 per unit ($2.054 billion in aggregate). The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively.

         As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, including Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and NACM. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. NACM does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

         The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained NACM to serve as the Fund's portfolio manager.

         Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions; provided that, so long as NACM serves as the portfolio manager for the Fund, the Manager's obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with NACM the investment policies of the Fund.

         Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager and NACM, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

         Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.70% of the Fund's average daily total managed assets for the services and facilities it provides. "Total managed assets" means the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). All fees and expenses are accrued daily and deducted before payment of dividends to investors.


         Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.


Portfolio Manager

         NACM serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between NACM and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, NACM's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

         Under the Portfolio Management Agreement, the Manager (and not the
Fund) has agreed to pay NACM a monthly fee at the annual rate of 0.42% of the Fund's average daily total managed assets, provided, however, that the amount payable shall be reduced to reflect that NACM will bear 60% of any Service or Incentive Fees payable by the Manager for such month with respect to the specified total managed assets. For these purposes, "Service or Incentive Fees" for any period equals the sum of any Shareholder Servicing Fees payable by the Manager to UBS Securities LLC (as described under "Shareholder servicing agent, custodian and transfer agent" in the Prospectus) for such period and any incentive fees payable by the Manager to other underwriters (as described under "Underwriting" in the Prospectus) for such period.

         NACM is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership). NACM is wholly owned by Nicholas-Applegate Holdings LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Allianz Dresdner Asset Management U.S. Equities LLC ("ADAM Equities"), a Delaware limited liability company. ADAM Equities is a wholly owned subsidiary of ADAM of America.


         NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. As of June 30, 2003, NACM had approximately $16.9 billion in assets under management. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101.


Certain Terms of the Investment Management and Portfolio Management Agreements


         The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or NACM). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, NACM or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to NACM or by NACM to the Manager, or by the Fund at any time by notice to the Manager and NACM.

         The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or NACM, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


Basis for Approval of the Investment Management and Portfolio Management Agreements


         In determining to approve the Investment Management Agreement and the Portfolio Management Agreement, the Trustees met with the relevant investment advisory personnel from the Manager and NACM and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of

Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and NACM were appropriate to fulfill effectively the duties of the Manager and NACM on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and NACM, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

         The Trustees received information concerning the investment philosophy and investment process to be applied by NACM in managing the Fund. In this connection, the Trustees considered NACM's in-house research capabilities as well as other resources available to NACM's personnel, including research services available to NACM as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that NACM's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

         The Trustees considered the scope of the services provided by the Manager and NACM to the Fund under the Investment Management Agreement and Portfolio Management Agreement, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and NACM's standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management and Portfolio Management Agreements" above. The Trustees concluded that the scope of the Manager's and NACM's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services to be provided by the Manager and NACM to the Fund. The Trustees also evaluated the procedures of the Manager and NACM designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund--Code of Ethics" above), the procedures by which NACM allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of NACM in these matters. The Trustees also received information concerning standards of the Manager and NACM with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

         In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Manager. The Trustees evaluated the Manager's anticipated profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.


Proxy Voting Policies

         The Fund and its Board of Trustees have delegated to the Manager, and the Manager has in turn delegated to NACM, responsibility for voting proxies for the Fund. For a description of the proxy voting policies to be followed by NACM, please see Appendix B ("Description of Proxy Voting Policies").

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions


         Investment decisions for the Fund and for the other investment advisory clients of the Manager and NACM are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and NACM. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or NACM is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or NACM, as applicable. The Manager or NACM may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or NACM believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


Brokerage and Research Services

         There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.


         Subject to the supervision of the Manager, NACM places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, NACM uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, NACM, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         Subject to the supervision of the Manager, NACM places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, NACM will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when NACM believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, NACM may receive research services from many broker-dealers with which NACM places the Fund's portfolio transactions. NACM may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to NACM in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to NACM is reduced because NACM and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, NACM may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to NACM an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or NACM, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager--Investment Manager."

         References to NACM in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund's portfolio investments.


                                  DISTRIBUTIONS


         As described in the Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially, and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

         For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among Common Shares and any series of Preferred Shares in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Shareholders, see the Prospectus under "Preferred Shares and Related Leverage."


         While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

Common Shares


         The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "--Preferred Shares" below.


         The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

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


         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and payment or reimbursement of applicable organization and offering expenses by the Fund and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Prospectus under "Preferred Shares and Related Leverage" and "Description of Shares--Common Shares."


Preferred Shares

         The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.


         The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing approximately 38% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus and this Statement of Additional Information. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a Preferred Shares offering, the Board has stated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.


         As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).


         Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets (total assets less all liabilities and indebtedness not represented by "senior securities," as defined in the 1940 Act), measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of reverse repurchase agreements and other derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 38% of the value of the Fund's total net assets. The Fund intends to repurchase Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's total net assets.


         Distribution Preference. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's Trustees, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Trustees, and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the

Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) repurchased or (2) called for repurchase and sufficient funds shall have been deposited in trust to effect such repurchase.

         Repurchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares may provide that they may be repurchased by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any repurchase or other retirement of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the present intention of the Board of Trustees of the Fund with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

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

Anti-Takeover Provisions

         As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

         The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

         Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

         Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

         In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

         In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

         As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

         A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

         The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

         The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.


         Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).


         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

         The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

         If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.


         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.


         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks--Leverage Risk."


         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                                   TAX MATTERS

         Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

                  (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

                  (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and


                  (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).


         If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains,
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

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

         If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

         Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

         Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or
(ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

         Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.


         In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.


         In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income.

         Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

         The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among the two (or more) classes.

         Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.


         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.


         Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers.

         Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

         Original Issue Discount and Payment-in-Kind Securities. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.


         Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

         Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

         Higher-Risk Securities. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

         Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.


         Certain Investments in REITs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."


         In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. The Bush Administration has proposed imposing a 100% tax on a charitable remainder trust's unrelated business income in lieu of removing the trust's income tax exemption. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.


         Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.


         Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

         Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

         Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.


         Non-U.S. Shareholders. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a "U.S. person" within the meaning of the Code (or a "foreign person"), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

         Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.


         If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

         A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.


         Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

         In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

         Recent Tax Shelter Reporting Regulations. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.



         General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

         See Appendix A for additional performance related and comparative and other information.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT


         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.


         PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.


                              INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent auditors for the Fund.
PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.


                                     COUNSEL

         Ropes & Gray LLP, One International Place, Boston, MA 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholder and Board of Trustees of Nicholas-Applegate Convertible & Income Fund II

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of Nicholas-Applegate Convertible & Income Fund II (the "Fund") at July 16, 2003 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
July 23, 2003

                              FINANCIAL STATEMENTS

                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II





                             Statement of Net Assets
                                  July 16, 2003

         Assets:
             Cash                                                                     $100,003
                                                                                     ---------

                    Total Assets                                                       100,003
                                                                                     ---------

         Net Assets (6,981 shares of $0.00001 par value shares of beneficial
                   interest issued and outstanding; unlimited shares authorized)      $100,003
                                                                                     ---------

         Net asset value per share                                                    $  14.33
                                                                                     =========

Notes to Financial Statements:

1. Organization

Nicholas-Applegate Convertible & Income Fund II (the "Fund") was organized as a Massachusetts business trust on April 22, 2003. The Fund has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Allianz Dresdner Asset Management of America, L.P. ("ADAM") of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003. PIMCO Advisors Fund Management LLC (the "Investment Manager") serves as the Fund's investment manager, and is an indirect, wholly-owned subsidiary of ADAM and an indirect, majority-owned subsidiary of Allianz AG, a publicly traded German insurance and financial services company. The Investment Manager has agreed to pay the Fund's organizational expenses of approximately $25,000, except that the Fund has agreed to reimburse the Investment Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $0.03 per common share issued. The Fund's offering costs are estimated to be $725,000, assuming 30,000,000 shares of beneficial interest are sold in the Fund's initial public offering. Offering costs will be charged to paid-in-capital at the time such shares of beneficial interest are issued. The actual number of shares that are sold in the initial public offering, and associated offering costs, may differ significantly from the above estimates.

2. Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

3. Investment Manager and Related Parties

The Fund has entered into an Investment Management Agreement (the "Agreement") with the Investment Manager, pursuant to which the Fund will pay the Investment Manager an annual management fee, payable monthly, at the annual rate of 0.70% of the Fund's average daily total managed assets. Total managed assets refers to the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Investment Manager has retained its affiliate, Nicholas-Applegate Capital Management LLC ("NACM"), to manage the Fund's investments. For its services, the Investment Manager (not the Fund) will pay to NACM a monthly fee at the annual rate of 0.42% of the Fund's average daily total managed assets, provided, however, that the amounts payable shall be reduced to reflect that NACM will bear 60% of any Service or Incentive Fees payable by the Investment Manager for such month with respect to the specified total managed assets. For these purposes, "Service or Incentive Fees" for any period equals the sum of any Shareholder Servicing fees payable by the Investment Manager to UBS Securities LLC for such period and any incentive fees payable by the Investment Manager to other underwriters for such period.

4. Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                                   APPENDIX A

                             PERFORMANCE RELATED AND
                        COMPARATIVE AND OTHER INFORMATION

         From time to time, the Fund, the Manager and/or NACM may report to shareholders or to the public in advertisements concerning the performance of the Manager and/or NACM as adviser to clients other than the Fund, or on the comparative performance or standing of the Manager and/or NACM in relation to other money managers. The Manager and/or NACM also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund, the Manager or NACM, should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.

Nicholas-Applegate Convertible & Income Fund II

         A portfolio primarily of select convertible and high yield securities designed to offer

         . Opportunity for total return through capital appreciation and high current income

         . Flexibility to take advantage of opportunities in varying market environments

         .     A consistent, disciplined investment strategy

         . Access to the extensive research and investment expertise of institutional investment manager Nicholas-Applegate Capital Management

Proven Institutional Investment Expertise

         Nicholas-Applegate Capital Management LLC, with approximately $16 billion in assets under management as of March 31, 2003, is responsible for managing the Fund's investments. The firm was founded in 1984 and has a substantial list of institutional clients. Its 63-member investment management team provides comprehensive equity and fixed-income investing expertise.

An Established Portfolio Team

         Douglas Forsyth, who specializes in convertible and high yield securities, is lead portfolio manager. He has more than 12 years of investment management experience and heads a team of six portfolio managers and investment analysts primarily responsible for the Fund. Mr. Forsyth's team is able to draw on the extensive research and analytical resources of Nicholas-Applegate.

Unique Combination of Equity & Bond Expertise


         Nicholas-Applegate draws on broad-ranging capabilities in assessing potential investments. The firm pairs traditional credit analysis with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. Nicholas-Applegate develops its own analysis of issuer credit quality because ratings assigned by a ratings agency are not absolute standards of credit quality and do not evaluate market risk. In analyzing specific companies for possible investment, Nicholas-Applegate attempts to identify issuers that successfully adapt to change. Nicholas-Applegate ordinarily looks for several of the following characteristics: Above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength. Nicholas-Applegate will consider selling a particular convertible security when any of those factors materially changes. Nicholas-Applegate's sell discipline is clearly defined and designed to drive the Fund's portfolio continually towards strength.

Nicholas-Applegate's Distinctive Approach to Convertible Securities/1/


     Convertible securities have bond-like characteristics with the upside potential of equities. In managing convertible securities, some investment managers emphasize their equity-like capital appreciation potential, while others focus primarily on their bond-like attributes. Nicholas-Applegate follows the former approach. When selecting convertible securities for the Fund, Nicholas-Applegate seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and limit any decrease in value relative to the market price of the underlying equities (downside exposure) to 50%. Although such performance cannot be guaranteed, Nicholas-Applegate is well-positioned to manage the portfolio with its extensive equity research and bond management capabilities.

70-80%
of the Upside
Potential
of Equities
              [GRAPHIC INDICATING NICHOLAS-APPLEGATE'S DISTINCTIVE
              APPROACH TO CONVERTIBLE SECURITIES APPEARS HERE. THE
          GRAPHIC IS A TWO-PRONGED ARROW PLACED VERTICALLY ON THE PAGE.
           THE ARROW IS SHADED TO DEMONSTRATE THAT NICHOLAS-APPLEGATE
           IN SELECTING CONVERTIBLE SECURITIES SEEKS TO CAPTURE 70-80%
              OF THE UPSIDE PERFORMANCE OF THE UNDERLYING EQUITIES
                   WITH 50% OR LESS OF THE DOWNSIDE EXPOSURE.]

                            50% of Less
                            of the Downside
                            Exposure



The foregoing graphic is not meant to be representative of all convertible securities in which the Fund may invest and NACM may not be successful in identifying securities that have the characteristics described above or that perform as anticipated. NACM may purchase convertible securities for the Fund that capture substantially less than 70-80% of any positive total return of the underlying equity or substantially more than 50% of any negative total return of the


-----------------------
/1/ This graphic is not meant to be representative of all convertible securities in which the Fund may invest and Nicholas-Applegate may not be successful in identifying securities with these characteristics.

underlying equity during any period or over extended periods. Future performance results are not guaranteed.

Potential Benefits of Convertible and High Yield Securities in Today's Market

       . Convertible securities may offer attractive capital appreciation potential if the economy strengthens and the stock market rises.

       . Nicholas-Applegate's focus on convertible securities which are exhibiting strong equity-like behavior may benefit the Fund if the stock market rises.

       . High yield securities may offer attractive income potential should stock market conditions remain uncertain.

       . By combining the income and capital appreciation potential of convertible and high yield securities, the Fund seeks to offer attractive total return potential for investors.

Convertible securities tend to trade more like their underlying stocks as equity prices rise

As the price of a convertible security's underlying stock moves higher, the convertible often tends to capture more of the price movement of the underlying stock. Investment professionals often use a measure called "delta" to indicate this relationship. A delta of 1.0 indicates that the price of a convertible security has moved in tandem with that of its underlying stock. For example, if the stock's price has risen 1%, so has the convertible's price. If the delta were .50, the convertible's price has moved half as much as that of the stock. The chart below tracks the delta, or equity-like behavior, of the convertible securities market, as measured by the Citigroup Convertible Securities Index, between May 2000 and May 2003. As you can see, the delta of the convertible securities market has trended upward recently, as has the overall stock market, as measured by the S&P 500 Index*. Since the value of a higher delta convertible security often increases as its underlying stock price rises, such convertible securities may offer attractive capital appreciation potential in a rising stock market.

[LINE GRAPHIC INDICATING VARIATION OF
"DELTA" OF CONVERTIBLE SECURITIES OVER
TIME APPEARS HERE.]*


                                            05/31/2000      68.30
                                            06/30/2000      69.84
                                            07/31/2000      68.72
                                            08/31/2000      70.52
                                            09/30/2000      71.62
                                            10/31/2000      70.05
                                            11/30/2000      64.11
                                            12/31/2000      65.77
                                            01/31/2001      66.89
                                            02/28/2001      60.93
                                            03/31/2001      56.12
                                            04/30/2001      60.88
                                            05/31/2001      60.10
                                            06/30/2001      58.25
                                            07/31/2001      54.98
                                            08/31/2001      51.68
                                            09/30/2001      45.53
                                            10/31/2001      47.47
                                            11/30/2001      51.12
                                            12/31/2001      52.21
                                            01/31/2002      50.47
                                            02/28/2002      49.22
                                            03/31/2002      53.64
                                            04/30/2002      50.11
                                            05/31/2002      49.53
                                            06/30/2002      44.32
                                            07/31/2002      40.93
                                            08/31/2002      41.40
                                            09/30/2002      36.14
                                            10/31/2002      38.32
                                            11/29/2002      43.10
                                            12/31/2002      40.24
                                            01/31/2003      40.82
                                            02/28/2003      39.68
                                            03/31/2003      41.04
                                            04/30/2003      44.26
                                            05/30/2003      47.84


* The portion of the line graphic showing the period February 28, 2003 to May 31, 2003 has a circle around it with the heading "Convertibles: showing more equity like behavior." The right, verticle axis of the chart has a line with arrows at each end; the upper-pointing arrow has a legend entitled "More Equity Like" and the lower-pointing arrow a legend entitled "Less Equity Like".

Source: Citigroup. This chart shows the average "delta" of the convertible securities represented in the Citigroup Convertible Index (the "Index") in relation to their underlying common stocks for the periods shown. Delta is the ratio of changes in the value of the convertible security to changes in the value of the underlying stock. In addition to changes in the value of the underlying stock, many other factors may affect a particular convertible security's delta including, among others, the convertible security's conversion date and conversion price and the fluctuation of long-term and/or short-term interest rates and factors specific to the issuer. Therefore, a rising stock market is only one indication that convertible securities, in general, may exhibit more equity-like behavior, and will not be determinative for any particular convertible security, including those held by the Fund. The Index is an unmanaged index of convertible securities of U.S. issuers spanning all corporate sectors and credit qualities with maturities of at least one year and a coupon range equal to or greater than zero. The performance of the Index does not reflect any management fees, account charges or other fees and expenses that will apply to the Fund. It is not possible to invest directly in the Index.
*From February 28, 2003 to May 31 2003, the delta of the Index rose from .40 to ..48 (a 20.0% increase) and the S&P 500 Index rose from 841.15 to 963.59 (a 14.6% increase).

Past performance is no guarantee of future results. The historical information provided in this chart does not predict how the convertible securities market or the equity/stock markets will perform or how convertible securities will behave(as measured by delta or otherwise) relative to their underlying common stocks in future periods, nor does it predict how the Fund's particular convertible securities investments would have performed or behaved relative to stocks under similar market conditions. The chart is not intended to indicate or predict that the equity/stock market will continue to rise; it may in fact decline, and perhaps severely, in the near team and/or over extended periods. The convertible securities the Fund will own will not match, and are not intended to be representive of, those in the Index. This chart is not intended to predict the Fund's performance.



Although uncertainty remains as to whether there will be a sustained economic recovery, PIMCO Advisers believes that there are investment opportunities that offer the potential for attractive returns in the current environment and that, under current market conditions, convertible securities and high yield securities offer opportunities for attractive total yield relative to associated risk.

The Closed-End Fund Advantage includes monthly dividends, low minimum investment, exchange-traded liquidity and easy reinvestment.

     PIMCO Advisers is a leading closed-end fund adviser with approximately $9.5 billion in closed-end fund assets under management.

                                  APPENDIX B

                      DESCRIPTION OF PROXY VOTING POLICIES


                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

Allianz Dresdner Asset Management of America

Proxy Voting Policy and Procedures

Version 1.1 - Effective July 1, 2003

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

Allianz Dresdner Asset Management of America

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, "ADAM Advisers") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers' primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards that must be established by each ADAM Adviser:

  .   Exercising responsibility for voting decisions

  .   Obligation to vote must be clearly established based on written guidelines

  .   Resolving conflicts of interest

  .   Making appropriate disclosures to clients

  .   Creating and maintaining appropriate records

  .   Providing clients access to voting records

  .   Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

  . Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

  . Document, in the form of a report, the resolution of any conflicts of interest between the OE and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

  . Approve and monitor the outsourcing of voting obligations to third-parties; and

  . Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients' accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers' ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients' proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers' maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law/1/, ADAM Advisers' recordkeeping requirements are as follows:

  .      Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

  . Copies or records of each proxy statement received with respect to clients' securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

  . Records of each vote cast as well as certain records pertaining to the ADAM Adviser's decision on the vote;

  .      Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Endnotes

/1/ SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR
275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] ("Advisers Act" or "Act")

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management


                                 Appendix No. 1

                           Part II Form ADV Disclosure

General Proxy Voting Policy

________________________ (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management


                                 Appendix No. 2

            Sample letter to accompany Proxy Voting Policy Statement


   Insert: Date


   Insert: Client name and address


   Reference: Proxy Voting Policy and Procedure


   Dear Client:


   On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

   In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

   Should you have any questions, please do not hesitate to contact me at insert phone #.


   Sincerely,

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management



                                  Appendix No.3
                             Proxy Voting Guidelines

The following are ADAM's general Proxy Voting Guidelines. Each ADAM Adviser has developed and adopted the guidelines to help ensure a consistent approach to voting Proposals. Each ADAM Adviser will address the specific requirements of their client base and investment philosophy and therefore not all ADAM Advisers will vote all Proposals in same manner.

Table of Contents

Proposal
No.      Description                                                     Pg. No.
Management Proposals

Auditor Related .........................................................   5
101.     Ratification of Auditors
102.     Auditor Indemnification

Board of Directors ......................................................   5
201.     Election of Board of Directors
202.     Board Independence
203.     Changes in Board Size
204.     Cumulative Voting
205.     Director Duties and Stakeholder Laws
206.     Director Indemnification and Liability Protection
207.     Key Committee Composition

Compensation Related ....................................................   6
301.     Employee Stock Ownership Plans (ESOP)
302.     Executive/Director/Outside Director Stock Option Plans
303.     401k Employee Benefit Plans
304.     Golden Parachutes
305.     Director Fees
306.     Pension Fund Credits

Capital Structure .......................................................   7
401.     Authorization of Additional Common Stock
402.     Authorization of Additional Preferred Stock
403.     Issuance of Additional Debt
404.     Reduction of Shares
405.     Share Repurchase Programs
406.     Preemptive Rights
407.     Adjustments to Par Value of Common Stock
408.     Debt Restructurings

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management


Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.      Description                                                     Pg. No.
Management Proposals

Corporate Transactions ..................................................   8
501.     Mergers and Acquisitions
502.     Asset Sales
503.     Changing Corporate Name
504.     Corporate Restructurings
505.     Liquidations
506.     Spin-Offs

Anti-Takeover Defenses and Related Proposals ............................   9
601.     Greenmail
602.     Poison Pills
603.     Supermajority Shareholder Vote Requirements
604.     Classified Boards
605.     Fair Price Provisions
606.     Unequal Voting Rights
607.     Reincorporation/Exemption from Takeover Laws

Other ...................................................................   10
901.     Annual Meetings
902.     Confidential Voting, Independent Tabulations and Inspections
903.     Disgorgement Provisions
904.     Mutual Fund Issues
905.     Share-Blocking
906.     Shares Out on Loan

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management


Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.      Description                                                     Pg. No.

Shareholder Proposals
Auditor Related .........................................................  12
SP-101.  Ratification of Auditors
SP-102.  Independence of Auditors
SP-103.  Audit Firm Rotation

Board of Directors ......................................................  12
SP-201.  Minimum Director Stock Ownership
SP-202.  Board Independence
SP-203.  Age Limits
SP-204.  Cumulative Voting
SP-205.  Director Duties and Stakeholder Laws
SP-206.  Director Attendance at Annual Meetings
SP-207.  Key Committee Composition
SP-208.  Limit Director Tenure

Compensation Related ....................................................  13
SP-301.  Holding Periods
SP-302.  Future Stock Option Awards
SP-303.  Accounting Treatment of Stock Option Awards
SP-304.  Golden Parachutes
SP-305.  Limits on Executive and Director Compensation
SP-306.  Requests for Additional Disclosure of Executive Compensation
SP-307.  Reports on Executive Retirement Benefits

Capital Structure .......................................................  13
SP-401.  Preemptive Rights
SP-402.  Authorization of Blank Check Preferred Stock

Corporate Transactions ..................................................  14
SP-501.  Rights of Appraisal

Anti-Takeover Defenses and Related Proposals ............................  14
SP-601.  Greenmail
SP-602.  Poison Pills
SP-603.  Supermajority Shareholder Vote Requirements
SP-604.  Classified Boards
SP-605.  Fair Price Provisions
SP-606.  Equal Access
SP-607.  Reincorporation/Exemption from Takeover Laws

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management


Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.      Description                                                     Pg. No.
 Shareholder Proposals

Proxy Contest Defenses ..................................................  14
SP-701. Shareholders' Right to Call Special Meetings
SP-702. Shareholder Action by Written Consent
SP-703. Shareholders' Ability to Remove or Elect Directors

Social and Environmental Issues .........................................  15
SP-801. Environmental Issues / CERES Principles
SP-802. Northern Ireland (MacBride Principles)
SP-803. South Africa (Statement of Principles)
SP-804. Other Political/Social/Special Interest Issues

Other ...................................................................  15
SP-901.  Annual Meetings
SP-902.  Confidential Voting, Independent Tabulations and Inspections
SP-903.  Abstention Votes
SP-904.  Existing Dual Class Companies
SP-905.  Special Reports/Additional Disclosure
SP-906.  Lack of Information
SP-907.  Shareholder Advisory Committee

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS


ADAM Advisers will generally vote on management proposals as follows:


AUDITOR RELATED

101. Ratification of Auditors: ADAM Advisers will generally vote for management proposals to ratify the selection of auditors unless:

       .   The audit firm is not independent in fact or appearance;
       . The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or
       . There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

102. Auditor Indemnification: ADAM Advisers will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS

201. Election of Board of Directors: ADAM Advisers will generally vote with management for the routine election of directors unless:

       a. There are clear concerns due to the company having displayed a record of poor performance;
       b. The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or
       c.  Criminal activity by the board or a particular board nominee.

202. Board Independence: ADAM Advisers will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203. Changes in Board Size: ADAM Advisers will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

                                                      [LOGO] of Allianz Dresdner
                                                      Asset Management
BOARD OF DIRECTORS (CONTINUED)

204. Cumulative Voting: ADAM Advisers will generally vote for management proposals to eliminate cumulative voting and will generally vote against management proposals to introduce cumulative voting.

205. Director Duties and Stakeholder Laws: ADAM Advisers will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

206. Director Indemnification and Liability Protection: ADAM Advisers will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

       ADAM Advisers will generally vote against management proposals that would broaden the Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the standard-duty of care.

207. Key Committee Composition: ADAM Advisers will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED

301. Employee Stock Ownership Plans (ESOP): ADAM Advisers will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

       a. The grants are part of a broad-based employee plan, including all non-executive employees;
       b.  The plan does not permit a discount greater than 15%.

302. Executive/Director/Outside Director Stock Option Plans: ADAM Advisers will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, ADAM Advisers will generally consider the following criteria:

       a.  That the dilution of existing shares is no more than 5%;
       b.  That the stock option plan is incentive-based;
       c. That the stock option plan does not allow for discounted stock options;
       d.  For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;
       e.  For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303. 401k Employee Benefit Plans: ADAM Advisers will generally vote for management proposals to implement a 401(k) savings plan for its employees.

                                                      [LOGO] of Allianz Dresdner
                                                      Asset Management

COMPENSATION RELATED (CONTINUED)

304. Golden Parachutes: ADAM Advisers will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305. Director Fees: ADAM Advisers will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306. Pension Fund Credits: ADAM Advisers will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.


CAPITAL STRUCTURE

401. Authorization of Additional Common Stock: ADAM Advisers will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. ADAM Advisers will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

       ADAM Advisers will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100 percent of existing authorized shares.

402. Authorization of Additional Preferred Stock: ADAM Advisers will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

       a.  The proposal is for the issuance of blank check preferred stock;
       b. The issuance of preferred stock is greater than 50% of current issued capital;
       c. The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;
       d. The additional preferred shares will be used as part of a takeover defense.

403. Issuance of Additional Debt: ADAM Advisers will generally vote for management proposals to issue additional debt provided that the company's debt-to-equity ratio is between zero and one hundred percent.

       ADAM Advisers will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

                                                      [LOGO] of Allianz Dresdner
                                                      Asset Management

CAPITAL STRUCTURE (CONTINUED)

404. Reduction of Shares: ADAM Advisers will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

       ADAM Advisers will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405. Share Repurchase Programs: ADAM Advisers will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406. Preemptive Rights: ADAM Advisers will generally vote for management proposals to eliminate preemptive rights.

407. Adjustments to Par Value of Common Stock: ADAM Advisers will generally vote for management proposals to reduce the par value of common stock.

408. Debt Restructurings: ADAM Advisers will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. ADAM Advisers will generally consider the following criteria:

       a.  Reasonableness of the dilution;
       b. The impact that the restructuring and determining if it will be beneficial to existing shareholders;
       c.  The threat of bankruptcy.

CORPORATE TRANSACTIONS

501. Mergers and Acquisitions: ADAM Advisers will evaluate merger and acquisition management proposals on a case-by-case basis. ADAM Advisers will generally consider the following factors:

       a.  Anticipated financial and operating benefits;
       b.  Offer price (cost vs. premium);
       c.  Prospects of the combined companies;
       d.  How the deal was negotiated:
       e. Changes in corporate governance and their impact on shareholder rights;
       f.  Corporate restructuring;
       g.  Spin-offs;
       h.  Asset sales;
       i.  Liquidations;
       j.  Rights of appraisal.

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

CORPORATE TRANSACTIONS (CONTINUED)


502. Asset Sales: ADAM Advisers will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503. Changing Corporate Name: ADAM Advisers will generally vote for management proposals regarding corporate name changes.

504. Corporate Restructurings: ADAM Advisers will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505. Liquidations: ADAM Advisers will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506. Spin-Offs: ADAM Advisers will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601. Greenmail: ADAM Advisers will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. ADAM Advisers will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602. Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

       ADAM Advisers will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

       a.  Best interest of the existing shareholders;
       b.  The current salaries of the target companies' officers;
       c.  Repurchase price for the shares by the target company;
       d.  Amount of cash invested in target company;
       e.  Percentage of ownership by target company management;
       f.  Perks for target company senior management;
       g.  Attitude toward tax deferral benefiting target company management;
       h.  Target company's employee expenses.

                                                      [LOGO] of Allianz Dresdner
                                                      Asset Management

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)

       ADAM Advisers will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603. Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604. Classified Boards: ADAM Advisers will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605. Fair Price Provisions: ADAM Advisers will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606. Unequal Voting Rights: ADAM Advisers will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607. Reincorporation/Exemption from Takeover Laws: ADAM Advisers will generally vote for management proposals to opt out of state/country takeover laws and generally vote against management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

       ADAM Advisers will evaluate reincorporation management proposals on a case-by-case basis that would require offshore companies to reincorporate in the United States.

OTHER

901. Annual Meetings: ADAM Advisers will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

902. Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will generally vote against management proposals to repeal such provisions.

903. Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. ADAM Advisers will evaluate proposals to opt out of such provisions on a case-by-case basis.

                                                      [LOGO] of Allianz Dresdner
                                                      Asset Management

OTHER (CONTINUED)

904. Mutual Fund Issues: ADAM Advisers will evaluate the following mutual fund issues on a case-by-case basis:

       a. Approve the merger of the funds;
       b. Approve investment advisory agreement;
       c. Change in fundamental investment policy;
       d. Approve/amend sub-advisory agreement;
       e. Approve conversion from closed-end to open-end fund.

905. Share-Blocking: ADAM Advisers will generally not vote proxies in countries where there is "share-blocking."

906. Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

ADAM Advisers will generally vote on shareholder proposals as follows:


AUDITOR RELATED

SP-101. Ratification of Auditors: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102. Independence of Auditors: ADAM Advisers will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103. Audit Firm Rotation: ADAM Advisers will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS


SP-201. Minimum Director Stock Ownership: ADAM Advisers will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202. Board Independence: ADAM Advisers will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203. Age Limits: ADAM Advisers will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204. Cumulative Voting: ADAM Advisers will generally vote for shareholder proposals to eliminate cumulative voting and will generally vote against shareholder proposals to introduce cumulative voting.

SP-205. Director Duties and Stakeholder Laws: ADAM Advisers will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-206. Director Attendance at Annual Meetings: ADAM Advisers will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207. Key Committee Composition: ADAM Advisers will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

BOARD OF DIRECTORS (CONTINUED)


SP-208. Limit Director Tenure: ADAM Advisers will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED


SP-301. Holding Periods: ADAM Advisers will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302. Future Stock Option Awards: ADAM Advisers will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303. Accounting Treatment of Stock Option Awards: ADAM Advisers will generally vote against shareholder proposals requesting that stock options be expensed.

SP-304. Golden Parachutes: ADAM Advisers will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305. Limits on Executive and Director Compensation: ADAM Advisers will generally vote against shareholder proposals to limit executive and director compensation.

SP-306. Requests for Additional Disclosure of Executive Compensation: ADAM Advisers will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

SP-307. Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits): ADAM Advisers will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE


SP-401. Preemptive Rights: ADAM Advisers will generally vote against shareholder proposals that seek preemptive rights.

SP-402. Authorization of Blank Check Preferred Stock: ADAM Advisers will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

CORPORATE TRANSACTIONS


SP-501. Rights of Appraisal: ADAM Advisers will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS


SP-601. Greenmail: ADAM Advisers will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602. Poison Pills: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of poison pills. ADAM Advisers will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603. Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604. Classified Boards: ADAM Advisers will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605. Fair Price Provisions: ADAM Advisers will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606. Equal Access: ADAM Advisers will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607. Reincorporation/Exemption from Takeover Laws: ADAM Advisers will generally vote for shareholder proposals to opt out of state/country takeover laws and will generally vote against shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES


SP-701. Shareholders' Right to Call Special Meetings: ADAM Advisers will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702. Shareholder Action by Written Consent: ADAM Advisers will generally vote against shareholder proposals to permit shareholders to take action by written consent.

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

PROXY CONTEST DEFENSES (CONTINUED)


SP-703. Shareholders' Ability to Remove or Elect Directors: ADAM Advisers will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. ADAM Advisers will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES


SP-801. Environmental Issues / CERES Principles: ADAM Advisers will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802. Northern Ireland (MacBride Principles): ADAM Advisers will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803. South Africa (Statement of Principles): ADAM Advisers will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804. Other Political/Social/Special Interest Issues: ADAM Advisers will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER


SP-901. Annual Meetings: ADAM Advisers will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902. Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will vote against shareholder proposals to repeal such provisions.

SP-903. Abstention Votes: ADAM Advisers will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

                                                      [LOGO of Allianz Dresdner]
                                                      Asset Management

OTHER (CONTINUED)


SP-904. Existing Dual Class Companies: ADAM Advisers will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905. Special Reports/Additional Disclosure: ADAM Advisers will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906. Lack of Information: ADAM Advisers generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907. Shareholder Advisory Committee: ADAM Advisers will generally vote against shareholder proposals to establish shareholder advisory committees.

Proxy Voting Rules - Consolidated
--------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Auditor Related Issues

--------------------------------------------------------------------------------------------------------------------------------
101      Ratification of Auditors:        101: The Company will generally vote for management   ISS will vote FOR shareholder
SP101    Shareholder proposals            proposals to ratify the selection of auditors         proposals requesting
         requiring shareholders' votes    unless:                                               shareholder vote for audit
         for audit firm ratification.                                                           firm ratification
                                          a.  The audit firm is not independent in fact or
                                              appearance;
                                          b.  The audit firm has rendered an opinion that is
                                              publicly known to not be an indication of the
                                              company's true financial position; or
                                          c.  There are significant doubts that have been
                                              publicly raised regarding the audit firm's
                                              integrity or objectivity.

                                          SP101: The Company will generally vote for
                                          shareholder proposals to require shareholder
                                          ratification of auditors.

--------------------------------------------------------------------------------------------------------------------------------
102      Audit Firm Indemnification       102: The Company will generally vote against
                                          management proposals to indemnify the auditors.


--------------------------------------------------------------------------------------------------------------------------------
SP102    Independence of Auditors:        SP102: The Company will generally vote against        ISS will evaluate this
         Shareholder proposals            shareholder proposals with respect to prohibiting     shareholder proposal on a
         requiring companies to           auditors from engaging in non-audit services.         CASE-BY-CASE basis.
         prohibit their auditors from
         engaging in non-audit services
         (or cap level of non-audit
         services).

--------------------------------------------------------------------------------------------------------------------------------
SP103    Audit Firm Rotation:             SP103: The Company will generally vote against        ISS will vote FOR shareholder
         Shareholder proposals            shareholder proposals asking for audit firm           proposals asking for audit
         requesting companies to rotate   rotation.                                             firm rotation, unless rotation
         audit firms every five or                                                              period is less than five years
         seven years.

--------------------------------------------------------------------------------------------------------------------------------
Board of  Directors

--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

         ADAM Policy                        DRCM                              NACM

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
 ADAM generally votes with        Generally, Dresdner RCM votes    Vote for proposals to ratify
 management in ratifying the      in favor of auditors, however,   auditors, unless there is a
 selection of auditors/CPA.       if significant doubts are        reason to believe the auditing
                                  raised as to integrity or        firm has a financial interest
                                  objectivity, we may vote         in or association with the
                                  against.                         company and is, therefore, not
                                                                   independent; or there is or has
                                                                   rendered an opinion that is
                                                                   neither accurate nor
                                                                   indicative of the company's
                                                                   financial position.






----------------------------------------------------------------------------------------------------
 ADAM generally does not
 support management proposals
 to indemnify the auditors.

----------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
201      Director Nominations             201: The Company will generally vote with             Votes on director nominees
                                          management for the routine election of directors      should be made on a
                                          unless:                                               case-by-case basis, examining
                                                                                                the following factors:
                                          a. There are clear concerns due to the company        composition of the board and
                                             having displayed a record of poor performance;     key board committees,
                                          b. The board fails to meet minimum corporate          attendance at board meetings,
                                             governance standards (e.g., performance-based      corporate governance
                                             executive compensation, board independence,        provisions, and takeover
                                             takeover activity); or                             activity, long-term company
                                          c. Criminal activity by the board or a particular     performance relative to a
                                             board nominee.                                     market index, directors'
                                                                                                investment in the company,
                                                                                                whether the chairman is also
                                                                                                serving as CEO, and whether a
                                                                                                retired CEO sits on the board.

                                                                                                Votes in a contested election
                                                                                                of directors must be evaluated
                                                                                                on a case-by-case basis,
                                                                                                considering the following
                                                                                                factors: long-term financial
                                                                                                performance of the target
                                                                                                company relative to its
                                                                                                industry; management's trace
                                                                                                record; background to the
                                                                                                proxy contest; qualifications
                                                                                                of director nominees (both
                                                                                                slates); evaluation of what
                                                                                                each side is offering
                                                                                                shareholders as well as the
                                                                                                likelihood that the proposed
                                                                                                objectives and goals can be
                                                                                                met; and stock ownership
                                                                                                positions.






---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
ADAM generally votes with                                         Vote against management
management on proposals                                           proposals to limit
regarding the routine election                                    shareholders' ability to
of directors.                                                     nominate directors.

ADAM generally supports                                           Votes on director nominees are
shareholder proposals to elect                                    normally voted in accordance
the Board of Directors on an                                      with ISS analysis and
annual basis.                                                     recommendation on each
                                                                  individual proposal.
                                                                  Evaluations are based on the
                                                                  following criteria (and any
                                                                  others that may be deemed
                                                                  relevant by ISS or
                                                                  Nicholas-Applegate):

                                                                  .  Long term corporate
                                                                     performance record based on
                                                                     increases in shareholder
                                                                     wealth, earnings, financial
                                                                     strength
                                                                  .  Executive Compensation
                                                                  .  Director Compensation
                                                                  .  Corporate Governance
                                                                     Provisions and Takeover
                                                                     Activity
                                                                  .  Criminal Activity
                                                                  .  Investment in the Company
                                                                  .  Interlocking Directorships
                                                                  .  Inside, Outside, and
                                                                     Independent Directors
                                                                  .  Board Composition
                                                                  .  Number of Other Board Seats
                                                                  .  Any problems or issues that
                                                                     arose on Other Board
                                                                     assignments
                                                                  .  Support of
                                                                     majority-supported
                                                                     shareholder proposals. (pg.
                                                                     2 Proxy Guidelines)

---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SP201    Minimum Director Stock           ADAM will vote against shareholder proposals          Vote against shareholder
         Ownership                        requiring directors to own a minimum amount of        proposals requiring directors
                                          company stock in order to qualify as a director or    to own a minimum amount of
                                          to remain on the board.                               company stock in order to
                                                                                                qualify as a director or to
                                                                                                remain on the board.







---------------------------------------------------------------------------------------------------------------------------------
202      Board Independence:              202: The Company will generally vote for management   ISS will vote FOR these
SP202    Shareholder proposals            proposals that require the board of directors to be   shareholder proposals, unless
         requiring 2/3's of the board     comprised of a majority of independent or             the board is effectively in
         to be independent.               unaffiliated directors.                               compliance with the request
                                                                                                based on ISS's definition of
                                          SP202: The Company will generally vote for            independence.
                                          shareholder proposals that require the board of
                                          directors to be comprised of a majority of
                                          independent or unaffiliated directors.

---------------------------------------------------------------------------------------------------------------------------------
203      Changes in Board Size            203: The Company will generally vote for management   ISS votes FOR proposals
                                          proposals that seek to fix board size and will        seeking to fix board size.
                                          generally vote against management proposals that
                                          give management the ability to change the size of     ISS votes AGAINST proposals
                                          the board without shareholder approval.               that give management the
                                                                                                ability to alter the size of
                                                                                                the board without shareholder
                                                                                                approval.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                 Although stockholders may        Vote against shareholder
                                 benefit from directors owning    proposals requiring directors
                                 stock in a company and having    to own a minimum amount of
                                 a stake in the profitability     company stock in order to
                                 and well-being of a company,     qualify as a director, or to
                                 Dresdner RCM does not support    remain on the board.
                                 resolutions that would require
                                 directors to make a substantial
                                 investment which would
                                 effectively exclude them from
                                 accepting directorships for
                                 purely financial reasons.

---------------------------------------------------------------------------------------------------
ADAM generally votes with        Dresdner RCM will vote           Shareholder proposals asking
management on proposals that     proposals that call for the      that boards be comprised of a
require the Board of Directors   majority of directors to be      majority of independent
to be comprised of a majority    independent on a case-by-case    directors are normally voted
of independent or unaffiliated   basis.  Requiring management     in  accordance with ISS
Directors.                       directors to be the minority     analysis and recommendation on
                                 does not guarantee fair          each individual proposal
                                 shareholder representation.


---------------------------------------------------------------------------------------------------
                                                                  NACM will vote for proposals
                                                                  that seek to fix the size of
                                                                  the Board and will vote
                                                                  against management proposals
                                                                  that give management the
                                                                  ability to alter the size of
                                                                  the Board without shareholder
                                                                  approval.

---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SP203    Age Limits:                      SP203: The Company will generally vote against        ISS votes AGAINST shareholder
         Shareholder proposals seeking    shareholder proposals to impose a mandatory           proposals to impose a mandatory
         to approve/amend director age    retirement age for directors.                         retirement age for directors.
         restrictions

---------------------------------------------------------------------------------------------------------------------------------
204      Cumulative Voting - Cumulative   204: The Company will generally vote for management   Vote against proposals to
SP204    Voting allows shareholders to    proposals to eliminate cumulative voting and will     eliminate cumulative voting.
         vote all of their votes (the     generally vote against management proposals to
         number of shares owned           introduce cumulative voting.
         multiplied by the number of
         directors being elected) for a   SP204: The Company will generally vote for
         single director or divide them   shareholder proposals to eliminate cumulative
         any way they choose.             voting and will generally vote against shareholder
                                          proposals to introduce cumulative voting.










---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------
ADAM generally votes with        On resolutions for cumulative    Vote for proposals to permit
management on proposals to       voting of shares for selection   cumulative voting in the
eliminate cumulative voting.     of the Board of Directors,       election of directors.
                                 Dresdner RCM generally opposes
ADAM generally does not          cumulative voting as it is       Vote against proposals to
support management on            Dresdner RCM's opinion that      eliminate cumulative voting in
proposals to introduce           each board member should work    the election of directors.
cumulative voting.               for all shareholders and not
                                 just for a special
ADAM generally does not          constituency.  However, if
support shareholder proposals    Dresdner RCM finds that the
to restore cumulative voting     Board of Directors is
in the election of directors.    obstructing outside opinions
                                 or if it is clear that the
                                 Board of Directors has worked
                                 to entrench management,
                                 Dresdner RCM may support
                                 cumulative voting.

---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
205      Director Duties and Stakeholder  205: The Company will generally vote against
SP205    Laws                             management proposals to allow the board of
                                          directors to consider the interests of stakeholders
                                          (constituencies other than shareholders), unless
                                          such proposals are considered in the context of the
                                          company's commitment to shareholders.

                                          SP205: The Company will generally vote against
                                          shareholder proposals to allow the board of
                                          directors to consider the interests of stakeholders
                                          (constituencies other than shareholders), unless
                                          such proposals are considered in the context of the
                                          company's commitment to shareholders.







---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                                  Vote against management or
                                                                  shareholder proposals to allow
                                                                  the board of directors to
                                                                  consider the interests of
                                                                  "stakeholders" or
                                                                  "non-shareholder
                                                                  constituents," unless these
                                                                  proposals make it clear that
                                                                  these interests are to be
                                                                  considered in the context of
                                                                  the prevailing commitment to
                                                                  shareholders.

                                                                  Vote for proposals to opt out of
                                                                  stakeholder laws (allowing
                                                                  directors to weigh the interest
                                                                  of constituencies other than
                                                                  shareholders in the process of
                                                                  corporate decision making).

---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
206      Director Indemnification and     206: The Company will generally vote in favor of      Proposals on director and
         Liability Protection             management proposals to limit Directors' liability    officer indemnification and
                                          and to broaden their indemnification.                 liability protection should be
                                                                                                evaluated on a case-by-case
                                          The Company will generally vote against management    basis, using Delaware law as
                                          proposals that would broaden the Directors'           the standard.
                                          indemnification that would cover acts of absolute
                                          negligence or proposals that would cover expenses     Vote against proposals to
                                          for monetary damages of directors and officers that   eliminate entirely directors'
                                          violate the standard-duty of care.                    and officers' liability for
                                                                                                monetary damages for violating
                                                                                                the duty of care.

                                                                                                Vote against indemnification
                                                                                                proposals that would expand
                                                                                                coverage beyond just legal
                                                                                                expenses to acts, such as
                                                                                                negligence, that are more
                                                                                                serious violations of
                                                                                                fiduciary obligation than mere
                                                                                                carelessness.

                                                                                                Vote for only those proposals
                                                                                                providing such expanded
                                                                                                coverage in cases when a
                                                                                                director's or officer's legal
                                                                                                defense was unsuccessful if:
                                                                                                1) the director was found to
                                                                                                have acted in good faith and
                                                                                                in a manner that he reasonably
                                                                                                believed was in the best
                                                                                                interests of the company, and
                                                                                                2) only if the director's
                                                                                                legal expenses would be
                                                                                                covered.







---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
ADAM generally votes with        We support efforts by the        1.  Proposals concerning
management on proposals to       company to attract the best          director and officer
limit Directors' liability       possible directors and               indemnification and
and to broaden their             officers and generally vote in       liability protection are
indemnification.                 favor of increasing                  normally voted in
                                 indemnification and limiting         accordance with ISS
                                 liability.                           analysis and recommendation
                                                                      on each individual
                                                                      proposal.

                                                                  2.  Vote against proposals to
                                                                      limit or eliminate entirely
                                                                      the liability for monetary
                                                                      damages of directors and
                                                                      officers for violating the
                                                                      duty of care.

                                                                  3.  Vote against
                                                                      indemnification proposals
                                                                      that would expand coverage
                                                                      beyond just legal expenses
                                                                      to acts like negligence,
                                                                      that are more serious
                                                                      violations of fiduciary
                                                                      obligation than mere
                                                                      carelessness.

                                                                  4.  Vote for only those
                                                                      proposals providing such
                                                                      expanded coverage on cases
                                                                      when a director's or
                                                                      officer's legal defense was
                                                                      unsuccessful if: (i) the
                                                                      director was found to have
                                                                      acted in good faith and in
                                                                      a manner that he reasonably
                                                                      believed was in the best
                                                                      interest of the company,
                                                                      and (ii) if only the
                                                                      director's legal expenses
                                                                      would be covered.

---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SP206    Director Attendance at Annual    SP206: The Company will generally vote against
         Meeting                          shareholder proposals for mandatory director
                                          attendance at the annual shareholder meeting.





---------------------------------------------------------------------------------------------------------------------------------
207      Key Committee Structure          207: The Company will generally vote for management   ISS will WITHHOLD votes from
SP207                                     proposals that require all members of the             any insiders or affiliated
                                          compensation and nominating committees to be          outsiders on audit,
                                          comprised of independent or unaffiliated directors.   compensation or nominating
                                                                                                committees. ISS will WITHHOLD
                                          SP207: The Company will generally vote for            votes from any insiders or
                                          shareholder proposals that require all members of     affiliated outsiders on the
                                          the compensation and nominating committees be         board if any of these key
                                          comprised of independent or unaffiliated directors.   committees has not been
                                                                                                established.

---------------------------------------------------------------------------------------------------------------------------------
SP208    Limit Director Tenure            SP208: The Company will generally vote against        Vote against shareholder
                                          shareholder proposals to limit the tenure of          proposals to limit the tenure
                                          outside directors.                                    of outside directors.


---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                 Dresdner RCM votes against
                                 mandatory director attendance
                                 at the annual shareholder
                                 meeting. Although full
                                 attendance is optimal, it is
                                 not always possible and should
                                 not be mandatory.

---------------------------------------------------------------------------------------------------
ADAM generally votes with        Dresdner RCM will evaluate on    NACM will vote for shareholder
management on proposals that     a case-by-case basis proposals   proposals asking that board
require the compensation and     that seeks the establishment     audit, compensation and/or
nominating committees to be      of independent nominating        nominating committees be
comprised completely of          committees                       comprised exclusively of
independent or unaffiliated                                       independent directors.
Directors




---------------------------------------------------------------------------------------------------
                                 Dresdner RCM votes against       Vote against proposals to
                                 proposals that seek to limit     limit the tenure of outside
                                 the number of years any one      directors.
                                 director can serve on a board.

---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Compensation Related

---------------------------------------------------------------------------------------------------------------------------------
301      Employee Stock Ownership Plans   301: The Company will generally vote for management   Vote for proposals requesting
         (ESOP) - an employee benefit     proposals to establish ESOPs or increase authorized   shareholder approval to
         program under which the          shares for existing ESOP's provided that the          implement Employee Stock
         company contributes a portion    following criteria are met:                           Ownership Plans, or increase
         of its stock to an employee                                                            authorized shares for existing
         trust, usually as a form of      a.   The grants are part of a broad-based employee    Employee Stock Ownership Plans
         profit sharing.                       plan, including all non-executive employees;     except when the number of
                                          b.   The plan does not permit a discount greater      shares allocated to the ESOP
                                               than 15%.                                        is excessive (i.e. greater
                                                                                                than 5% of outstanding shares).






















---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
ADAM generally votes with                                         Vote for proposals requesting
management on employee stock                                      shareholder approval to
option and purchase plans or                                      implement Employee Stock
other employee ownership plans                                    Ownership Plans, or increase
that are part of a broad-based                                    authorized shares for existing
employee plan with an exercise                                    Employee Stock Ownership Plans
price of not less than 85%                                        except when the number of
fair market value.                                                shares allocated to the ESOP
                                                                  is excessive (i.e. greater
                                                                  than 5% of outstanding shares).

                                                                  Votes directly pertaining to
                                                                  the approval of an ESOP or a
                                                                  leveraged ESOP are normally
                                                                  voted in accordance with ISS
                                                                  analysis and recommendation on
                                                                  each individual proposal. Our
                                                                  evaluation is based on the
                                                                  following criteria (and any
                                                                  other that may be deemed
                                                                  relevant):

                                                                  .   Reasonableness Test
                                                                  .   Participation
                                                                  .   Administration
                                                                  .   Shares Available
                                                                  .   Exercise and Payment Terms
                                                                  .   Change-in-Control
                                                                      Provisions
                                                                  .   Types of Awards
                                                                  .   Dilution

---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SP301    Holding Periods:                 The Company will generally vote against shareholder   ISS will vote FOR shareholder
         Shareholder proposals seeking    proposals that require companies to adopt full        proposals asking companies to
         to ban stock sales by            tenure stock holding periods for executives.          adopt full tenure holding
         executives by establishing                                                             periods for their executives,
         holding periods.                                                                       unless the company has already
                                                                                                established some sort of
                                                                                                holding period.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------








---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
302      Executive/Director/Outside       302: The Company will evaluate management stock       ISS will evaluate this
         Director Stock Option Plans      option plan proposals on a case-by-case basis.        proposal on a CASE-BY-CASE
                                          When reviewing such compensation plans, the Company   basis.
                                          will generally consider the following criteria:       Things to evaluate:
                                                                                                .   Repricing/history of
                                          a.   That the dilution of existing shares is no           repricing
                                               more than 5%;                                    .   Cost of the plan
                                          b.   That the stock option plan is incentive-based;   .   Discount
                                          c.   That the stock option plan does not allow for    .   Dilution
                                               discounted stock options;
                                          d.   For mature companies, that the stock option
                                               plan does not constitute more than 5% of the
                                               outstanding shares at the time of approval;
                                          e.   For growth companies, that the stock option
                                               plan does not constitute more than 10% of the
                                               outstanding shares at the time of approval.






























---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
ADAM generally does not          Dresdner RCM carefully reviews   Vote against discounted
support management on            and obtains further              options and restricted stock
proposals that allow for         information from a company       without performance criteria
discounted stock options.        when the stock option plan:      (except restricted stock in
                                                                  U.S.-style stock option plans,
ADAM generally votes with        (1)  Creates a dilution of       which are normally voted in
management on proposals for           more than five (5%)         accordance with ISS analysis
executive/director/outside            percent;                    and recommendation on each
director stock option plans      (2)  Will be priced below fair   individual proposal.)
that are incentive based and          market value; and
are not excessive relative to    (3)  Will constitute more than   All proposals on incentive
other companies in the country        five (5%) percent of the    compensation plans (including
or industry.                          outstanding shares.         option plans) for executives
                                                                  and directors are normally
                                                                  voted in accordance with ISS
                                                                  analysis and recommendation on
                                                                  each individual proposal. The
                                                                  evaluation is based on the
                                                                  following criteria (and any
                                                                  other that may be deemed
                                                                  relevant by ISS or
                                                                  Nicholas-Applegate):
                                                                  . Necessity
                                                                  . Reasonableness Test
                                                                  . Participation
                                                                  . Dilution
                                                                  . Shares Available
                                                                  . Exercise and Payment Terms
                                                                  . Change-in-Control Provisions
                                                                  . Types of Awards
                                                                  . Company specific dilution
                                                                    cap calculated
                                                                  . Present Value of all
                                                                    incentives, derivative
                                                                    awards, cash/bonus
                                                                    compensation
                                                                  . Shareholder wealth transfer
                                                                    (dollar amount of
                                                                    shareholders' equity paid
                                                                    it's executives)
                                                                  . Voting power dilution -
                                                                    Potential percent reduction
                                                                    in relative voting power
                                                                  . Criteria for awarding grants
                                                                  . Process for determining pay
                                                                    levels
---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SP302    Future Stock Option Awards:      SP302: The Company will generally vote against        ISS will generally vote
         Shareholder proposals            shareholder proposals to ban future stock option      AGAINST shareholder proposals
         requesting to ban executive      grants to executives.                                 to ban future stock option
         stock options.                                                                         grants to executives. This may
                                                                                                be supportable in extreme cases
                                                                                                where a company is a serial
                                                                                                repricer, has a huge overhang,
                                                                                                or has a highly dilutive
                                                                                                broad-based (non-approved)
                                                                                                plans and is not acting to
                                                                                                correct the situation.

---------------------------------------------------------------------------------------------------------------------------------
303      401k Employee Benefit Plans      303: The Company will generally vote for management   Vote for proposals to implement
                                          proposals to implement a 401(k) savings plan for      a 401(k) savings plan for
                                          its employees.                                        employees.

---------------------------------------------------------------------------------------------------------------------------------
SP303    Accounting Treatment of Stock    SP303: The Company will generally vote against        ISS will vote FOR shareholder
         Option Awards:                   shareholder proposals requesting that stock options   proposals asking the company
         Shareholder proposals            be expensed.                                          to expense stock options,
         requiring the expensing of                                                             unless the company has already
         stock option awards.                                                                   publicly committed to expensing
                                                                                                options by a certain date.

---------------------------------------------------------------------------------------------------------------------------------
304      Golden Parachutes - a popular    304: The Company will generally vote for management   Vote for shareholder proposals
SP304    phrase for severance             proposals that require shareholder approval of        to have golden and tin
         agreements that provide          golden parachutes and will vote for management        parachutes submitted for
         generous benefits to top         proposals to limit golden parachutes.                 shareholder ratification.
         executives who are fired
         or who resign following a        SP304: The Company will generally vote for            Review on a case-by-case basis
         change in management control.    shareholder proposals to require shareholder          all proposals to ratify or
                                          approval of golden parachutes and will vote against   cancel golden or tin
                                          shareholder proposals that would set limits on        parachutes.
                                          golden parachutes.


---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------












---------------------------------------------------------------------------------------------------
                                                                  Vote for proposals to implement
                                                                  a 401(k) savings plan for
                                                                  employees.

---------------------------------------------------------------------------------------------------







---------------------------------------------------------------------------------------------------
ADAM generally does not          Dresdner RCM may support         Vote for shareholder proposals
support shareholder proposals    resolutions seeking              to have golden and tin
to limit golden parachutes.      shareholder votes on golden      parachutes submitted for
                                 parachutes where a company's     shareholder ratification.
                                 compensation package appears
                                 unusually large when compared    Proposals to ratify or cancel
                                 to the compensation package      golden or tin parachutes are
                                 for like positions in the same   normally voted in accordance
                                 industry.                        with ISS analysis and
                                                                  recommendation on each
                                                                  individual proposal.

---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
305      Director Fees                    305: The Company will generally vote for management
                                          proposals to award directors fees unless the
                                          amounts are excessive relative to similar
                                          industries and country.

---------------------------------------------------------------------------------------------------------------------------------
SP305    Shareholder Proposals to Limit   SP305: The Company will generally vote against        ISS will evaluate this
         Executive and Director           shareholder proposals to limit executive and          shareholder proposal on a
         Compensation                     director compensation.                                CASE-BY-CASE basis.





---------------------------------------------------------------------------------------------------------------------------------
306      Pension Fund Credits             306: The Company will generally vote against
                                          management proposals that include pension fund
                                          credits in earnings when determining executive
                                          compensation.






---------------------------------------------------------------------------------------------------------------------------------
SP306    Requests for Additional          SP306: The Company will generally vote against        ISS will evaluate this
         Disclosure of Executive          shareholder proposals that require additional         shareholder proposal on a
         Compensation                     disclosure for executive and director compensation    CASE-BY-CASE basis.
                                          above and beyond the disclosure required by the
                                          Securities and Exchange Commission ("SEC")
                                          regulations.

---------------------------------------------------------------------------------------------------------------------------------
SP307    Reports on Executive             SP307: The Company will generally vote for            ISS will generally vote FOR
         Retirement Benefits (deferred    shareholder proposals that require companies to       these types of shareholder
         compensation, split-dollar       report on their executive retirement benefits         proposals.
         life insurance, SERPs, and       provided that any cost with such reporting is
         pension benefits)                within reason.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------
                                                                  All other shareholder
                                                                  proposals that seek to limit
                                                                  executive and director
                                                                  compensation are normally voted
                                                                  in accordance with ISS analysis
                                                                  and recommendation on each
                                                                  individual proposal.

---------------------------------------------------------------------------------------------------
                                                                  Vote for proposals that
                                                                  exclude pension fund credits
                                                                  from earnings when calculating
                                                                  executive compensation. In
                                                                  addition, vote against
                                                                  proposals that include pension
                                                                  fund credits in earnings when
                                                                  calculating executive
                                                                  compensation.

---------------------------------------------------------------------------------------------------
                                                                  Generally, vote for
                                                                  shareholder proposals that
                                                                  seek additional disclosure of
                                                                  executive and director
                                                                  compensation information.


---------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Capital Structure

---------------------------------------------------------------------------------------------------------------------------------
401      Authorization of Additional      401: The Company will generally vote for management   Review proposals to increase
         Common Stock                     proposals to increase the authorization of common     the number of shares on a
                                          stock if a clear and legitimate business purpose is   case-by-case basis.
                                          stated and the increase in authorization does not
                                          exceed 100% of shares currently authorized. The       Vote against proposals to
                                          Company will generally vote against management        increase the number of
                                          proposals to increase the authorized common stock     authorized shares of the class
                                          if it will carry preemptive rights or supervoting     of stock that has superior
                                          rights.                                               voting rights in companies
                                                                                                that have dual-class
                                          The Company will generally vote for management        capitalization structures.
                                          proposals to increase common share authorization
                                          for a stock split as long as authorized shares
                                          following the split do not exceed 100 percent of
                                          existing authorized shares.

---------------------------------------------------------------------------------------------------------------------------------
401      Authorization of Additional      See above.                                            ISS votes FOR the ability to
         Common Stock - Preemptive or                                                           double share capital through a
         Supervoting Rights                                                                     rights issue (with preemptive
                                                                                                rights) as it provides the
                                                                                                company with sufficient
                                                                                                financing to meet most
                                                                                                contingencies. ISS votes FOR
                                                                                                general issuance requests
                                                                                                without preemptive rights for
                                                                                                up to 20 percent of a company's
                                                                                                outstanding capital.

                                                                                                Specific issuance requests will
                                                                                                be judged on their individual
                                                                                                merits.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
ADAM generally votes with        Dresdner RCM generally           Proposals to increase the
management on capitalization     supports the authorization of    number of shares of common
changes that will increase the   additional common stock if the   stock the board is authorized
authorization of existing        company gives a satisfactory     to issue are normally voted in
classes of stock by no more      explanation of its plans for     accordance with ISS analysis
than 100% of shares authorized   the stock.                       and recommendation on each
provided that at least 30% of                                     individual proposal.
the new authorization is
outstanding.                                                      Vote against proposed common
                                                                  share authorizations that
                                                                  increase existing authorization
                                                                  by more than 100 percent unless
                                                                  a clear need for the excess
                                                                  shares is presented by the
                                                                  company.

---------------------------------------------------------------------------------------------------
ADAM generally does not support
management on capitalization
changes which increase the
authorized number of shares of
existing classes of stock which
carry preemptive rights or
supervoting rights.









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

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
401      Authorization of Additional      See above.                                            Vote for management proposals
         Common Stock - Stock Splits                                                            to increase common share
                                                                                                authorization for a stock
                                                                                                split, provided that the
                                                                                                increase in authorized shares
                                                                                                available for issuance give a
                                                                                                company's industry and
                                                                                                performance in terms of
                                                                                                shareholder returns.

---------------------------------------------------------------------------------------------------------------------------------
402      Authorization of Additional      402: The Company will generally vote for management   ISS votes AGAINST proposals
         Preferred Stock                  proposals to create a new class of preferred stock    authorizing the creation of
                                          or for proposals to allow for the issuance of         new classes of preferred stock
                                          additional shares of preferred stock unless:          with unspecified voting,
                                                                                                conversion, dividend
                                          a.  The proposal is for the issuance of blank         distribution, and other rights.
                                              check preferred stock;
                                          b.  The issuance of preferred stock is greater        ISS votes FOR proposals to
                                              than 50% of current issued capital;               authorize preferred stock in
                                          c.  The newly created preferred stock would have      cases where the company
                                              unspecified rights, i.e. voting, conversion,      specifies the voting, dividend,
                                              dividend distribution rights;                     conversion, and other rights of
                                          d.  The additional preferred shares will be used      such stock and the terms of the
                                              as part of a takeover defense.                    preferred stock appear
                                                                                                reasonable.





---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
ADAM generally votes with                                         Vote for management proposals
management on proposals for                                       to increase common share
capitalization changes that                                       authorization for a stock
authorize stock splits.                                           split, provided that the
                                                                  increase in authorized shares
                                                                  following the split is not
                                                                  greater than 100 percent of
                                                                  existing authorized shares.


---------------------------------------------------------------------------------------------------
ADAM generally supports                                           NACM will vote against
capitalization changes that                                       management proposals
will reduce the number of                                         authorizing the creation of
authorized shares of common or                                    new classes of preferred stock
preferred stock, or eliminate                                     which have unspecified rights
classes of preferred stock,                                       including voting, conversion
provided such proposals have a                                    or dividend distribution
legitimate business purpose.                                      rights.












---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                           ISS Policy

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SP402    Authorization of Blank Check     SP402: The Company will generally vote for            ISS votes AGAINST proposals to
         Preferred Stock                  shareholder proposals that require shareholder        increase the number of blank
                                          approval prior to the issuance of blank check         check preferred stock
                                          preferred stock.                                      authorized for issuance when
                                                                                                no shares have been issued or
                                                                                                reserved for a specific
                                                                                                purpose.

















---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

        ADAM Policy                        DRCM                              NACM

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Generally, ADAM does not                                          Vote for shareholder proposals
management on proposals to                                        asking that any placement of
create blank check preferred                                      blank check preferred stock be
stock.                                                            first approved by
                                                                  shareholders, unless the
                                                                  placement is for ordinary
                                                                  business purposes.

                                                                  Management proposals to
                                                                  increase the number of
                                                                  authorized blank check
                                                                  preferred shares are normally
                                                                  voted in accordance with ISS
                                                                  analysis and recommendation on
                                                                  each individual proposal.

                                                                  Vote for proposals to create
                                                                  "blank check" preferred stock
                                                                  in cases when the company
                                                                  expressly states that the stock
                                                                  will not be used as a takeover
                                                                  defense or carry superior
                                                                  voting rights.

---------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                             ISS Policy

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
403    Issuance of Additional Debt:       403: The Company will generally vote for management   ISS votes FOR debt issuances
       When evaluating a debt issuance    proposals to issue additional debt provided that      for companies when the gearing
       request, the issuing company's     the company's debt-to-equity ratio is between zero    level is between zero and 100
       present financial situation is     and one hundred percent.                              percent.
       examined. The main factor for
       analysis is the company's          The Company will evaluate proposals on a              ISS reviews, on a
       current debt-to-equity ratio, or   case-by-case basis where the debt-to-equity ratio     CASE-BY-CASE, basis proposals
       gearing level.                     is greater than one hundred percent and will use      where the issuance of debt
                                          comparisons to similar industry standards.            will result in the gearing
                                                                                                level being greater than 100
                                                                                                percent. Any proposed debt
                                                                                                issuance is compared to
                                                                                                industry and market standards.

------------------------------------------------------------------------------------------------------------------------------
404    Reduction of Shares - Reverse      404: The Company will generally vote for management   Vote for management proposals
       Stock Splits                       proposals to reduce the number of authorized shares   to implement a reverse stock
                                          of common or preferred stock, or to eliminate         split when the number of
                                          classes of preferred stocks, provided that such       shares will be proportionately
                                          proposals offer a clear and legitimate business       reduced to avoid delisting.
                                          purpose.

                                          The Company will generally vote for management
                                          proposals to implement a reverse stock split
                                          provided that management proportionately reduces
                                          the authorized shares that are in the corporate
                                          charter.

------------------------------------------------------------------------------------------------------------------------------
405    Share Repurchase Programs:         405: The Company will generally vote for management   ISS generally votes FOR this
       Management proposals to            proposals to institute open-market share repurchase   proposal, after ensuring that
       institute open-market share        plans in which all shareholders may participate on    the program is structured
       repurchase plans in which all      equal terms.                                          properly.
       shareholders may participate on
       equal terms.

------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

               ADAM Policy                        DRCM                          NACM

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
403













-------------------------------------------------------------------------------------------------
404                                                                 Vote for management proposals
                                                                    to implement a reverse stock
                                                                    split that also reduce the
                                                                    number of authorized common
                                                                    shares to a level that does
                                                                    not represent an increase of
                                                                    more than 100 percent of
                                                                    existing authorized common
                                                                    shares.







-------------------------------------------------------------------------------------------------
405                                                                 NACM will vote for management
                                                                    proposals to institute
                                                                    open-market share repurchase
                                                                    plans in which all
                                                                    shareholders may participate
                                                                    on equal terms.

-------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

---------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                             ISS Policy

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
406    Preemptive Rights - are intended   406: The Company will generally vote for management   Review on a case-by-case basis
SP401  to allow existing shareholders     proposals to eliminate preemptive rights.             shareholder proposals that
       to maintain their proportionate                                                          seek preemptive rights. In
       level of ownership by giving       SP401: The Company will generally vote against        evaluating proposals on
       them the opportunity to purchase   shareholder proposals that seek preemptive rights.    preemptive rights, consider
       additional shares pro rata                                                               the size of the company and
       before they are offered to the                                                           its shareholder base.
       public.
---------------------------------------------------------------------------------------------------------------------------------
407    Adjustments to Par Value of        407: The Company will generally vote for management   Vote for management proposals
       Common Stock                       proposals to reduce the par value of common stock.    to reduce the par value of
                                                                                                common stock.

---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

             ADAM Policy                            DRCM                        NACM

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
406    ADAM generally votes with                                    Proposals to provide
SP401  management on proposals to                                   shareholders with preemptive
       eliminate preemptive rights.                                 rights are normally voted in
                                                                    accordance with ISS analysis
                                                                    and recommendation on each
                                                                    individual proposal.


-------------------------------------------------------------------------------------------------
407                                                                 Vote for management proposals
                                                                    to reduce the par value of
                                                                    common stock.

-------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

---------------------------------------------------------------------------------------------------------------------------------

                                                      Consolidated Policy                             ISS Policy

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
408    Debt Restructurings                408: The Company will evaluate debt restructuring     ISS reviews on a case-by-case
                                          management proposals (involving additional common     basis proposals to increase
                                          and/or preferred share issuances) on a case-by-case   common and/or preferred shares
                                          basis. The Company will generally consider the        and to issue shares as part of
                                          following criteria:                                   a debt-restructuring plan. We
                                                                                                consider the following issues:
                                          a.  Reasonableness of the dilution;
                                          b.  The impact that the restructuring and             .   Dilution -- How much will
                                              determining if it will be beneficial to               ownership interests of
                                              existing shareholders;                                existing shareholders be
                                          c.  The threat of bankruptcy.                             reduced, and how extreme
                                                                                                    will dilution to any
                                                                                                    future earnings be?
                                                                                                .   Change in Control --
                                                                                                    Will the transaction
                                                                                                    result in a change in
                                                                                                    control of the company?
                                                                                                .   Bankruptcy -- Is the
                                                                                                    threat of bankruptcy,
                                                                                                    which would result in
                                                                                                    severe losses in
                                                                                                    shareholder value, the
                                                                                                    main factor driving the
                                                                                                    debt restructuring?

                                                                                                Generally, ISS supports
                                                                                                proposals that facilitate debt
                                                                                                restructurings unless there
                                                                                                are clear signs of
                                                                                                self-dealing or other abuses.

---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

             ADAM Policy                             DRCM                            NACM

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
408                                                                     Proposals to increase common
                                                                        and/or preferred shares and to
                                                                        issue shares as part of a debt
                                                                        restructuring plan are
                                                                        normally voted in accordance
                                                                        with ISS analysis and
                                                                        recommendation on each
                                                                        individual proposal.























------------------------------------------------------------------------------------------------------

Proxy Voting Rules-Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                        Consolidated Policy                              ISS Policy

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Corporate Transactions

------------------------------------------------------------------------------------------------------------------------------------
501        Mergers and Acquisitions           501: The Company will evaluate merger and             ISS will evaluate this
                                              acquisition management proposals on a case-by-case    proposal on a CASE-BY-CASE
                                              basis. The Company will generally consider the        basis.
                                              following factors:

                                              a. Anticipated financial and operating benefits;
                                              b. Offer price (cost vs. premium);
                                              c. Prospects of the combined companies;
                                              d. How the deal was negotiated:
                                              e. Changes in corporate governance and their
                                                 impact on shareholder rights;
                                              f. Corporate restructuring;
                                              g. Spin-offs;
                                              h. Asset sales;
                                              i. Liquidations;
                                              j. Rights of appraisal.











------------------------------------------------------------------------------------------------------------------------------------
SP501      Rights of Appraisal - provide      SP501: The Company will generally vote against        Vote for proposals to restore,
           shareholders who do not approve    shareholder proposals to provide rights of            or provide shareholders with,
           of the terms of certain            appraisal to dissenting shareholders.                 rights of appraisal.
           corporate transactions the right
           to demand a judicial review in
           order to determine the fair
           value for their shares
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

          ADAM Policy                        DRCM                              NACM

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                 Dresdner RCM generally supports   Votes on mergers and
                                 management proposals for a merger acquisitions are normally or restructuring, but may oppose  voted in accordance with ISS them if they include significant  analysis and recommendation
                                 changes to corporate governance   on each individual proposal.
                                 and takeover defenses that is     The voting decision depends
                                 considered to not be in the       on a number of factors,
                                 best interest of shareholders     including:
                                                                   1. Anticipated financial
                                                                      and operating benefits
                                                                   2. Offer price (cost vs.
                                                                      premium)
                                                                   3. Prospects of the combined
                                                                      companies
                                                                   4. How the deal was negotiated
                                                                   5. Changes in corporate
                                                                      governance and their impact
                                                                      on shareholder rights; and
                                                                   6. Other pertinent factors such
                                                                      as:
                                                                      .    Corporate
                                                                               Restructuring
                                                                      .    Spin-offs
                                                                      .    Asset Sales
                                                                      .    Liquidations
                                                                      .    Rights of Appraisal

--------------------------------------------------------------------------------------------------
                                                                   Vote for shareholder proposals
                                                                   to provide rights of appraisal
                                                                   to dissenting shareholders.




--------------------------------------------------------------------------------------------------

Proxy Voting Rules-Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                          Consolidated Policy                                ISS Policy

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
502        Asset Sales                        502: The Company will evaluate asset sale             Votes on asset sales should be
                                              management proposals on a case-by-case basis by       made on a case-by-case basis
                                              generally assessing the impact on the balance sheet   after considering the impact
                                              / working capital and value received for the asset.   on the balance sheet/working
                                                                                                    capital, value received for
                                                                                                    the asset, and potential
                                                                                                    elimination of diseconomies.

------------------------------------------------------------------------------------------------------------------------------------
503        Changing Corporate Name            503: The Company will generally vote for management   Vote for changing the
                                              proposals regarding corporate name changes.           corporate name.

------------------------------------------------------------------------------------------------------------------------------------
504        Corporate Restructurings           504: The Company will evaluate corporate              Votes on corporate
                                              restructuring management proposals on a               restructuring proposals,
                                              case-by-case basis which would include minority       including minority
                                              squeeze outs, leveraged buyouts, spin-offs,           squeezeouts, leveraged
                                              liquidations, and asset sales.                        buyouts, spinoffs,
                                                                                                    liquidations, and asset sales
                                                                                                    should be considered on a
                                                                                                    case-by-case basis.



------------------------------------------------------------------------------------------------------------------------------------
505        Liquidations                       505: The Company will evaluate liquidation proposals  Votes on liquidations should
                                              by management on a case-by-case basis and be made     on a case-by-case basis after
                                              will review management's efforts to pursue other      reviewing management's efforts
                                              alternatives, appraisal value of assets, and the      to pursue other alternatives,
                                              compensation plan for executives managing the         appraisal value of assets, and
                                              liquidation.                                          the compensation plan for
                                                                                                    executives managing the
                                                                                                    liquidation.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

          ADAM Policy                        DRCM                              NACM

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                                   Votes on asset sales should be
                                                                   made on a case-by-case basis
                                                                   after considering the impact
                                                                   on the balance sheet/working
                                                                   capital, value received for
                                                                   the asset, and potential
                                                                   elimination of diseconomies.

--------------------------------------------------------------------------------------------------
                                                                   Vote for changing the
                                                                   corporate name.

--------------------------------------------------------------------------------------------------
                                                                   Votes on corporate
                                                                   restructuring proposals,
                                                                   including minority
                                                                   squeezeouts, leveraged
                                                                   buyouts, spin-offs,
                                                                   liquidations and asset sales,
                                                                   are  normally voted in
                                                                   accordance with ISS analysis
                                                                   and recommendation on each
                                                                   individual proposal.

--------------------------------------------------------------------------------------------------
                                                                   Votes on liquidations normally
                                                                   voted in accordance with ISS
                                                                   analysis and recommendation on
                                                                   each individual proposal,
                                                                   after reviewing Management's
                                                                   efforts to pursue other
                                                                   alternatives

                                                                   .  The appraisal value of the
                                                                      assets
                                                                   .  The compensation plan for
                                                                      executives managing the
                                                                      liquidation.

--------------------------------------------------------------------------------------------------

Proxy Voting Rules-Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                        Consolidated Policy                              ISS Policy

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
506        Spin-Offs                          506: The Company will evaluate spin-off proposals      Votes on spin-offs should be
                                              on a case-by-case basis depending on the tax and       considered on a case-by-case
                                              regulatory advantages, planned use of sale             basis depending on the tax and
                                              proceeds, market focus, and managerial incentives.     regulatory advantages, planned
                                                                                                     use of sale proceeds, market
                                                                                                     focus, and managerial
                                                                                                     incentives.

------------------------------------------------------------------------------------------------------------------------------------
Anti-Takeover Defenses and Related
Proposals

------------------------------------------------------------------------------------------------------------------------------------
601        Greenmail - refers to the          601: The Company will generally vote for management    Vote for proposals to adopt
SP601      practice of repurchasing shares    proposals to prohibit payment of greenmail, defined    anti-greenmail charter or
           from a bidder at an above-market   as the practice of repurchasing shares from a          bylaw amendments or otherwise
           price in exchange for the          bidder at an above-market price in exchange for the    restrict a company's ability
           bidder's agreement not to          bidder's agreement not to acquire the target           to make greenmail payments.
           acquire a target company.          company. The Company will generally vote against
                                              management proposals to adopt anti-takeover            Review on a case-by-case basis
                                              greenmail provisions.                                  antigreenmail proposals when
                                                                                                     they are bundled with other
                                              SP601: The Company will generally vote for             charter or bylaw amendments.
                                              shareholder proposals to prohibit payment of
                                              greenmail.








------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

          ADAM Policy                        DRCM                              NACM

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                                   Votes on spin-offs should be
                                                                   considered on a case-by-case
                                                                   basis depending on the tax and
                                                                   regulatory advantages, planned
                                                                   use of sale proceeds, market
                                                                   focus, and managerial
                                                                   incentives.

--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
ADAM generally votes with        Dresdner RCM categorically        Vote for proposals to adopt
management on proposals to       opposes the payment of            anti-greenmail charter or
adopt anti-greenmail             greenmail.  Historically,         bylaw amendments or otherwise
provisions.                      Dresdner RCM is not aware of      restrict a company's ability
                                 any cases where the payment of    to make greenmail payments.
ADAM generally supports          greenmail has proven
shareholder proposals to         beneficial to shareholders.       Vote in accordance with ISS
establish anti-greenmail                                           analysis and recommendation on
provisions.                                                        each individual proposal
                                                                   regarding anti-greenmail
                                                                   proposals when they are
                                                                   bundled with other charter or
                                                                   bylaw amendments.


                                                                   Vote on a case-by-case basis
                                                                   regarding restructuring plans
                                                                   that involve the payment of
                                                                   pale greenmail.

--------------------------------------------------------------------------------------------------

Proxy Voting Rules-Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                           Consolidated Policy                                ISS Policy

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
602        Poison Pills - anti-takeover       602: A poison pill is a strategic move by a            Vote for shareholder proposals
SP602      device permits all shareholders    takeover-target to make its stock less attractive.     that ask a company to submit
           other than the acquirer to         A target company with a "pill" (also known as a        its poison pill for
           purchase shares in a company at    shareholder rights plan) usually distributes           shareholder ratification.
           a discount if the company          warrants or purchase rights that become exercisable
           becomes a takeover target.  A      when a triggering event occurs.                        Review on a case-by-case basis
           company with a pill (also known                                                           shareholder proposals to
           as a shareholder rights plan)      The Company will evaluate poison pill management       redeem a company's poison pill.
           usually distributes warrants or    proposals on a case-by-case basis by considering
           purchase rights that become        the following factors:                                 Review on a case-by-case
           exercisable when a triggering                                                             management proposals to ratify
           event occurs.                      a. Best interest of the existing shareholders;         a poison pill.
                                              b. The current salaries of the target
                                                 companies' officers;
                                              c. Repurchase price for the shares by the
                                                 target company;
                                              d. Amount of cash invested in target company;
                                              e. Percentage of ownership by target company
                                                 management;
                                              f. Perks for target company senior management;
                                              g. Attitude toward tax deferral benefiting
                                                 target company management;
                                              h. Target company's employee expenses.

                                              The Company will generally vote for management
                                              proposals to require shareholder ratification of
                                              poison pills or that request the board of directors
                                              to redeem poison pills.

                                              SP602: The Company will generally vote for
                                              shareholder proposals to require shareholder
                                              ratification of poison pills.  The Company will
                                              generally vote on a case-by-case basis on
                                              shareholder proposals that request the board of
                                              directors to redeem poison pill provisions.


------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

        ADAM Policy                         DRCM                              NACM

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
ADAM generally supports          Poison pill, an anti-takeover    Vote for shareholder proposals
shareholder proposals to         device, may consist of various   asking that a company submit
require shareholder              options the Board of Directors   its poison pill for
ratification of shareholder      of the company can implement     shareholder ratification.
rights plans, i.e. poison        to deter potential acquirers.
pills.                           Unlike anti-takeover charter     Shareholder proposals to
                                 and by-law amendments, there     redeem a company's poison pill
                                 is no requirement that the       are normally voted in
                                 poison pill be submitted to      accordance with ISS analysis
                                 shareholders for                 and recommendation on each
                                 ratification.  In poison pill    individual proposal.
                                 proposals, Dresdner RCM will
                                 obtain information from a        Management proposals to ratify
                                 company and evaluate the         a poison pill are normally
                                 information in light of the      voted in accordance with ISS
                                 following factors:               analysis and recommendation on
                                 .  Repurchase of shares by       each individual proposal.
                                    subject company;
                                 .  Amount of cash invested in
                                    subject company;
                                 .  Percentage of ownership by
                                    subject company management;
                                 .  Perks for subject company
                                    management;
                                 .  Attitude toward tax
                                    deferral benefitting
                                    subject company
                                    management;
                                 .  Subject company
                                    officers' salaries;
                                 .  Subject company employee
                                    expenses; and
                                 .  If the subject company is
                                    working in the best
                                    interests of its
                                    stockholders and not only
                                    its management.
--------------------------------------------------------------------------------------------------

Proxy Voting Rules-Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                        Consolidated Policy                              ISS Policy

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
603        Supermajority Shareholder Vote     603: The Company will generally vote for management   ISS votes AGAINST management
SP603      Requirements - majority of         proposals to modify or rescind existing               proposals to require a
           outstanding shares                 supermajority vote requirements to amend the          supermajority shareholder vote
                                              charters or bylaws as well as approve mergers,        to approve charter, bylaw
                                              acquisitions or other business combinations and       amendments, mergers and other
                                              will generally vote against management proposals to   significant business
                                              require a supermajority vote on such matters.         combinations.

                                              SP603: The Company will generally vote for            ISS votes FOR shareholder
                                              shareholder proposals to modify or rescind existing   proposals to lower
                                              supermajority vote requirements to amend the          supermajority shareholder vote
                                              charters or bylaws as well as approve mergers,        requirements for charter,
                                              acquisitions, and other business combinations.        bylaw amendments, mergers and
                                                                                                    other significant business
                                                                                                    combinations.





------------------------------------------------------------------------------------------------------------------------------------
604        Classified Boards - Classified     604: The Company will generally vote for management   Vote against proposals to
SP604      Board provides for the directors   proposals to eliminate a classified board of          classify the board.
           to be divided into three groups,   directors and will generally vote against
           serving a staggered three-year     management proposals to classify the board.           Vote for proposals to repeal
           term.  Each year one of the                                                              classified boards and to elect
           groups of directors comes up for   SP604: The Company will generally vote for            all directors annually.
           re-election and serves a           shareholder proposals to repeal classified boards
           three-year term.  Classified       and elect all directors annually and will vote
           Boards are also known as           against shareholder proposals to classify the board.
           Staggered Boards.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

          ADAM Policy                        DRCM                              NACM

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
ADAM generally votes with        Generally, Dresdner RCM          NACM will vote against
management on proposals to       opposes supermajority voting     management proposals to
modify or rescind existing       requirements but we may          require a super-majority
supermajority vote               support those that apply to      shareholders' vote to approve
requirements to amend the        cases involving a change of      mergers and other significant
charters or bylaws.              control.                         business combinations and will
                                                                  vote for shareholder proposals
ADAM generally does not                                           to lower super-majority vote
support management proposals                                      requirements for mergers and
on amendments to by-laws which                                    other business combinations.
would require super-majority
shareholder votes to pass or                                      In addition, NACM will vote
repeal certain provisions.                                        for shareholder proposals to
                                                                  lower super-majority vote
ADAM generally supports                                           requirements to amend any
shareholder proposals to                                          bylaw or charter provision and
reduce or eliminate                                               will vote against management
super-majority vote                                               proposals to require a
requirements.                                                     super-majority vote to amend
                                                                  any bylaw or charter provision.
--------------------------------------------------------------------------------------------------
ADAM generally votes with        Dresdner RCM generally           Vote against proposals to
management regarding proposals   supports classified Board of     classify the board.
to eliminate classified Boards   Directors proposals unless
of Directors.                    they are linked or bundled       Vote for proposals to repeal a
                                 with other provisions which      classified board, and to elect
ADAM generally does not          could be construed as            all directors annually.
support management in            anti-takeover.
classifying boards of
directors.


--------------------------------------------------------------------------------------------------

Proxy Voting Rules-Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                        Consolidated Policy                              ISS Policy

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
605        Fair Price Provisions - fair       605: The Company will generally vote for management    Vote proposals to adopt fair
SP605      price requirements compel anyone   proposals to adopt or amend fair price provisions      price provisions on a
           acquiring control of a             provided that the proposal does not include a          case-by-case basis, evaluating
           corporation to pay all             shareholder vote requirement that exceeds the          factors such as the vote
           shareholders the highest price     majority of disinterested shares.                      required to approve the
           that the acquirer pays to any                                                             proposed acquisition, the vote
           shareholder during a specified     SP605: The Company will generally vote for             required to repeal the fair
           period of time                     shareholder proposals to adopt or lower the            price provision, and the
                                              shareholder vote requirements with respect to          mechanism for determining the
                                              existing fair price provisions.                        fair price.


                                                                                                     Generally, vote against fair
                                                                                                     price provisions with
                                                                                                     shareholder vote requirements
                                                                                                     greater than a majority of
                                                                                                     disinterested shares.

------------------------------------------------------------------------------------------------------------------------------------
606        Unequal Voting Rights -            606: The Company will generally vote against           Vote against proposals for
           corporations with dual class       management proposals for dual class exchange offers    dual class exchange offers and
           capitalization plans usually       and dual class recapitalizations.                      dual class recapitalizations.
           have two classes of stock with
           different voting and dividend
           rights.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

          ADAM Policy                        DRCM                              NACM

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                                  Vote for management proposals
                                                                  to adopt a fair price
                                                                  provision, as long as the
                                                                  shareholder vote requirement
                                                                  imbedded in the provision is
                                                                  no more than a majority of the
                                                                  disinterested shares.

                                                                  Vote for shareholder proposals
                                                                  to lower the shareholder vote
                                                                  requirements imbedded in
                                                                  existing fair price provisions.






--------------------------------------------------------------------------------------------------
                                                                  Vote against proposals for
                                                                  dual class exchange offers and
                                                                  dual class recapitalizations.




--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                           Consolidated Policy                                  ISS Policy

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SP606      Equal Access:                      SP606: The Company will generally vote for            ISS will evaluate this
           Shareholder proposal requiring     shareholder proposals to allow shareholders equal     shareholder proposal on a
           companies to give shareholders     access to management's proxy material so they can     CASE-BY-CASE basis.
           access to the proxy ballot for     evaluate and propose voting recommendations on
           the purpose of nominating board    proxy proposals and director nominees.
           members.
           (Possible targets of binding
           proposal: Citigroup, Sears,
           Exxon-Mobil. Possible targets of
           non-binding proposal: AOL-Time
           Warner, Kodak, and Bank of New
           York.)

-----------------------------------------------------------------------------------------------------------------------------------
607        Reincorporation/Exemption from     607: The Company will generally vote for              Review on a case-by-case basis
SP607      Takeover Laws - Takeover Laws      management proposals to opt out of state/country      proposals to opt in our out of
                                              takeover laws and generally vote against              state takeover statutes
                                              management proposals to reincorporate into a          (including control share
                                              state which has more stringent anti-takeover and      acquisition statutes, control
                                              related provisions.                                   share cash-out statutes,
                                                                                                    freezeout provisions, fair
                                                                                                    price provisions, stakeholder
                                              The Company will evaluate reincorporation             laws, poison pill
                                              management proposals on a case-by-case basis that     endorsements, severance pay
                                              would require offshore companies to reincorporate     and labor contract provisions,
                                              in the United States.                                 antigreenmail provisions, and
                                                                                                    disgorgement provisions.

                                              SP607: The Company will generally vote for
                                              shareholder proposals to opt out of state/country
                                              takeover laws and will generally vote against
                                              shareholder proposals to reincorporate into a state.
-----------------------------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
-----------------------------------------------------------------------------------------------------------------------------------

                 ADAM Policy                                        DRCM                                           NACM

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           ADAM generally supports                                                                  NACM will vote for shareholder
           shareholder proposals to                                                                 proposals to allow significant
           provide equal access to the                                                              company shareholders equal
           proxy process.                                                                           access to management's proxy
                                                                                                    material in order to evaluate
                                                                                                    and propose voting
                                                                                                    recommendations on proxy
                                                                                                    proposals and director
                                                                                                    nominees, and/or to nominate
                                                                                                    their own candidates to the
                                                                                                    board.

-----------------------------------------------------------------------------------------------------------------------------------
                                              We may support bylaw amendments requiring a           Proposals to opt in or opt out
                                              company to opt out of the Delaware takeover           of state takeover statutes are
                                              statute because the law hampers shareholder           normally voted in accordance
                                              democracy, but we will weigh the company's            with ISS analysis and
                                              performance under the existing management in          recommendation on each
                                              making a final decision.                              individual proposal.
-----------------------------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

----------------------------------------------------------------------------------------------------------------------------------

                                                            Consolidated Policy                               ISS Policy

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
607        Reincorporation/Exemption from     See above.                                            ISS will evaluate this
SP607      Takeover Laws - Reincorporation                                                          proposal on a CASE-BY-CASE
                                                                                                    basis.





----------------------------------------------------------------------------------------------------------------------------------
Proxy Contest Defenses

----------------------------------------------------------------------------------------------------------------------------------
SP701      Shareholders' Right to Call        SP701: The Company will generally vote  against       Vote against management
           Special Meetings                   shareholder proposals to grant shareholders' the      proposals to restrict or
                                              ability to call special meetings.                     prohibit shareholders' ability
                                                                                                    to call special meetings.

                                                                                                    Vote for shareholder proposals
                                                                                                    that remove restrictions on
                                                                                                    the right of shareholders to
                                                                                                    act independently of
                                                                                                    management.

----------------------------------------------------------------------------------------------------------------------------------
SP702      Shareholder Action by Written      SP702: The Company will generally vote against        Vote against proposals to
           Consent                            shareholder proposals to permit shareholders to       restrict or prohibit
                                              take action by written consent.                       shareholders' ability to take
                                                                                                    action by written consent.

                                                                                                    Vote for proposals to allow or
                                                                                                    make easier shareholder action
                                                                                                    by written consent.

----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                     ADAM Policy                         DRCM                             NACM

-----------------------------------------------------------------------------------------------------------
607        Generally, ADAM, does not        Dresdner RCM generally support   Proposals to change a
SP607      support management proposals     plain reincorporation            corporation's state of
           on reincorporating into a        proposals, but may vote          incorporation are normally
           state which has more stringent   against if a number of more      voted in accordance with ISS
           anti-takeover and related        restrictive new charter and      analysis and recommendation on
           provisions.                      bylaw amendments are included    each individual proposal.
                                            in the package.

-----------------------------------------------------------------------------------------------------------
Proxy Contest Defenses

-----------------------------------------------------------------------------------------------------------
SP701                                                                        Vote against management
                                                                             proposals to restrict or
                                                                             prohibit shareholders' ability
                                                                             to call special meetings.

                                                                             Vote for shareholder proposals
                                                                             that remove restrictions on
                                                                             the right of shareholders to
                                                                             act independently of
                                                                             management.

-----------------------------------------------------------------------------------------------------------
SP702                                                                        Vote against management
                                                                             proposals to restrict or
                                                                             prohibit shareholders' ability
                                                                             to take action by written
                                                                             consent.

                                                                             Vote for shareholder proposals
                                                                             to allow or make easier
                                                                             shareholder action by written
                                                                             consent.

-----------------------------------------------------------------------------------------------------------

Proxy Voting Rules-Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                        Consolidated Policy                              ISS Policy

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SP703      Shareholders' Ability to Remove    SP703: The Company will generally vote against         Vote against proposals that
           or Elect Directors                 shareholder proposals to restore shareholder           state directors may be removed
                                              ability to remove directors with or without cause.     only for cause.
                                              The Company will generally vote against shareholder
                                              proposals that permit shareholders to elect            Vote for proposals to restore
                                              directors to fill board vacancies.                     shareholder ability to remove
                                                                                                     directors with or without
                                                                                                     cause.

                                                                                                     Vote against proposals that
                                                                                                     provide that only continuing
                                                                                                     directors may elect
                                                                                                     replacements to fill board
                                                                                                     vacancies.
                                                                                                     Vote for proposals that permit
                                                                                                     shareholders to elect
                                                                                                     directors to fill board
                                                                                                     vacancies.

------------------------------------------------------------------------------------------------------------------------------------
Social and Environmental Issues

------------------------------------------------------------------------------------------------------------------------------------
SP801      Environmental Issues/CERES         SP801: The Company will generally vote against         In most cases, ISS refrains
           Principles                         shareholder proposals that request issuers to file     from providing a vote
                                              the CERES principles.                                  recommendation on proposals
                                                                                                     that request companies to file
                                                                                                     the CERES principles.

                                                                                                     Generally, vote for disclosure
                                                                                                     reports that seek additional
                                                                                                     information, particularly when
                                                                                                     it appears companies have not
                                                                                                     adequately addressed
                                                                                                     shareholders' environmental
                                                                                                     concerns.






------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

          ADAM Policy                        DRCM                              NACM

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                                   Vote against proposals that
                                                                   state directors may be removed
                                                                   only for cause.

                                                                   Vote for proposals to restore
                                                                   shareholder ability to remove
                                                                   directors with or without
                                                                   cause.

                                                                   Vote against proposals that
                                                                   provide that only continuing
                                                                   directors may elect
                                                                   replacements to fill board
                                                                   vacancies.
                                                                   Vote for proposals that permit
                                                                   shareholders to elect
                                                                   directors to fill board
                                                                   vacancies.

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
ADAM generally does not          The CERES (Coalition of
support shareholder proposals    Environmentally Responsible
for restrictions related to      Economies) Principles are
social, political or special     based on a 10-point code of
interest issues that impact      corporate conduct toward the
the ability of the company to    environment.  We generally
do business or be competitive,   support the shareholder
and which have a significant     requests for reports on
financial or best interest       activities related to the
impact to the shareholders.      goals of the CERES Principles
                                 or other in-house
                                 environmental programs.
                                 However, we feel that in their
                                 current form, the CERES
                                 Principles lack clarity,
                                 making them difficult to
                                 enforce. Therefore, we do not
                                 support signing the Principles.

--------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                            Consolidated Policy                               ISS Policy

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP802      Northern Ireland (MacBride         SP802: The Company will generally vote against        In most cases, ISS refrains
           Principles)                        shareholder proposals that are aimed at               from providing a vote
                                              anti-Catholic discrimination within Northern          recommendation on proposals
                                              Ireland as outlined in the MacBride Principles.       pertaining to the MacBride
                                                                                                    Principles.

                                                                                                    Generally, vote for disclosure
                                                                                                    reports that seek additional
                                                                                                    information about progress
                                                                                                    being made toward eliminating
                                                                                                    employment discrimination,
                                                                                                    particularly when it appears
                                                                                                    companies have not adequately
                                                                                                    addressed shareholder concerns.





















------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                    ADAM Policy                          DRCM                               NACM

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SP802      ADAM generally does not          Similar to the Statement of
           support shareholder proposals    Principles for South Africa,
           for restrictions related to      the MacBride Principles are
           social, political or special     aimed at countering
           interest issues that             anti-Catholic discrimination
           impact the ability of the        in employment in the British
           company to do business           state of Northern Ireland.
           or be competitive, and           These principles require
           which have a significant         affirmative steps to hire
           financial or best interest       Catholic workers and promote
           impact to the shareholders.      them to management positions,
                                            to provide job security and to
                                            eliminate inflammatory
                                            religious emblems. Divestment
                                            of stock is not called for
                                            under these principles.
                                            Dresdner RCM takes the
                                            following factors into
                                            consideration regarding
                                            Northern Ireland resolutions:
                                            .   Whether any discrimination
                                                charges have been filed
                                                against the subject company
                                                within the past year;
                                            .   Whether the subject
                                                company has subscribed to
                                                the Fair Employment
                                                Agency's, "Declaration of
                                                Principle and Intent."
                                                (Northern Ireland
                                                governmental regulations);
                                                and
                                            .   Whether potentially
                                                offensive material is not
                                                allowed in the work area
                                                (flags, posters, etc.).

-------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                            Consolidated Policy                               ISS Policy

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SP803      South Africa (Statement of         SP803: The Company will generally vote against        In most cases, ISS refrains
           Principles)                        shareholder proposals that  pertain to promoting      from providing a vote
                                              the welfare of black employees within companies       recommendation on proposals
                                              that operate in South Africa.                         pertaining to South Africa.

                                                                                                    Generally, vote for
                                                                                                    disclosure reports that
                                                                                                    seek additional
                                                                                                    information such as the
                                                                                                    amount of business that
                                                                                                    could be lost by
                                                                                                    conducting business in
                                                                                                    South Africa.















------------------------------------------------------------------------------------------------------------------------------------
SP804      Other Political/Social/Special     SP804: The Company will generally vote against
           Interest Issues                    shareholder proposals on restrictions that relate
                                              to social, political, or special interest
                                              issues (examples: nuclear power, Mexico, animal
                                              testing, tobacco industry, or equal employment
                                              opportunities) that may effect the operations and
                                              competitiveness of the issuer or which may have
                                              a significant financial impact to the
                                              shareholders.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                    ADAM Policy                          DRCM                                NACM

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SP803      ADAM generally does not          Dresdner RCM evaluates
           support shareholder proposals    resolutions for South African
           for restrictions related to      divestiture in light of the
           social, political or special     "Statement of Principles."
           interest issues that impact      The "Statement of Principles,"
           the ability of the company       formerly known as the
           to do business or be             Sullivan Principles, asks
           competitive, and which have      companies doing business in
           a significant financial or       South Africa to promote the
           best interest impact to the      welfare of black employees
           shareholders.                    by desegregating all
                                            facilities, paying comparable
                                            wages to all employees,
                                            increasing the number of
                                            black managers, improving the
                                            quality of black life outside
                                            the work environment, and
                                            lobbying for change in
                                            apartheid law. Companies
                                            report their progress, which
                                            is reviewed and rated on a
                                            three-point scale by Arthur
                                            D. Little Inc. If a company
                                            ranks in category two of the
                                            "Statement of  Principles,"
                                            Dresdner RCM will vote
                                            against divestment.

-------------------------------------------------------------------------------------------------------------
SP804









-------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

------------------------------------------------------------------------------------------------------------------------------------

                                                            Consolidated Policy                               ISS Policy

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Other

------------------------------------------------------------------------------------------------------------------------------------
901        Annual Meetings                    901: The Company will generally vote for management
SP901                                         proposals that relate to the conduct of the annual
                                              meeting except those proposals which relate to the
                                              "transaction of such other business which may come
                                              before the meeting".

                                              SP901: The Company will generally vote against
                                              shareholder proposals to change the time or place
                                              of annual meetings.




------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                     ADAM Policy                          DRCM                              NACM

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Other

--------------------------------------------------------------------------------------------------------------
901        ADAM generally votes with                                         Vote for management proposals
SP901      management on proposals                                           asking for authority to vote
           related to conduct of the                                         at the meeting for "other
           annual meeting EXCEPT those                                       matters" not already described
           proposals which relate to the                                     in the proxy statement unless
           "transaction of such other                                        there is a reason to believe
           business which may come before                                    the other matters involve
           the meeting."                                                     substantive issues.

                                                                             Vote against shareholder
                                                                             proposals to rotate the time
                                                                             or place of annual meetings.

--------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

-----------------------------------------------------------------------------------------------------------------------------------

                                                           Consolidated Policy                                  ISS Policy

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
902      Confidential Voting (also known as     902: The Company will generally vote for management       Vote for shareholder
SP902    closed voting or voting by secret      proposals to adopt confidential voting, use               proposals that request
         ballot, under confidential voting      independent tabulators, and use independent               companies to adopt
         procedures, all proxies, ballots       election inspectors. The Company will generally           confidential voting,
         and voting tabulations that            vote against management proposals to repeal such          use independent
         identify shareholders are kept         provisions.                                               tabulators, and use
         confidential), Independent                                                                       independent inspectors
         Tabulations and Inspections            SP902: The Company will generally vote for                of election as long as
                                                shareholder proposals to adopt confidential voting,       the proposals include
                                                use independent tabulators, and use independent           clauses for proxy
                                                election inspectors. The Company will vote against        contests as follows:
                                                shareholder proposals to repeal such provisions.          in the case of a
                                                                                                          contested election,
                                                                                                          management should be
                                                                                                          permitted to request
                                                                                                          that the dissident
                                                                                                          group honor its
                                                                                                          confidential voting
                                                                                                          policy. If the
                                                                                                          dissidents agree, the
                                                                                                          policy remains in
                                                                                                          place. If the
                                                                                                          dissidents do agree,
                                                                                                          the confidential
                                                                                                          voting policy is
                                                                                                          waived.


                                                                                                          Vote for management
                                                                                                          proposals to adopt
                                                                                                          confidential voting.
-----------------------------------------------------------------------------------------------------------------------------------
903      Disgorgement Provisions                903: Disgorgement provisions stipulate that an
                                                that an acquirer pay back profits from the sale of
                                                stock purchased two years prior to achieving
                                                control status. The Company will evaluate proposals
                                                to opt out of such provisions on a case-by-case
                                                basis.
-----------------------------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
-----------------------------------------------------------------------------------------------------------------------------------

                 ADAM Policy                                        DRCM                                           NACM

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
902      ADAM generally votes with              Dresdner RCM supports confidential voting because         Vote for proposals to
SP902    management on proposals to provide     confidential voting may eliminate undue pressure          adopt a policy that
         for confidential voting and            from company management. Furthermore, Dresdner RCM        comprises both
         independent tabulation of voting       maintains records which allow our clients to have         confidential voting and
         results.                               access to our voting decisions.                           the use of independent
                                                                                                          vote tabulators of
                                                                                                          elections.

         ADAM generally does not support
         management on proposals to repeal
         confidential voting.
-----------------------------------------------------------------------------------------------------------------------------------
903                                                                                                       Proposals to opt out of
                                                                                                          disgorgement provisions
                                                                                                          are normally voted in
                                                                                                          accordance with ISS
                                                                                                          analysis and
                                                                                                          recommendation on each
                                                                                                          individual proposal.
-----------------------------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

-----------------------------------------------------------------------------------------------------------------------------------

                                                     Consolidated Policy                                       ISS Policy

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SP903    Abstention Votes                       SP903: The Company will generally vote for
                                                shareholder proposals recommending that votes to
                                                "abstain" not be considered votes "cast" at an
                                                annual or special meeting unless required by state
                                                law.

-----------------------------------------------------------------------------------------------------------------------------------
904      Mutual Fund issues                     904: The Company will evaluate the following mutual       ISS will evaluate these
                                                fund issues on a case-by-case basis:                      proposals on a CASE-BY-
                                                                                                          CASE basis.


                                                a. Approve the merger of the funds;

                                                b. Approve investment advisory agreement;

                                                c. Change in fundamental investment policy;

                                                d. Approve/amend sub-advisory agreement;

                                                e. Approve conversion from closed-end to open-end
                                                   fund.

-----------------------------------------------------------------------------------------------------------------------------------
SP904    Existing Dual Class Companies          SP904: The Company will generally vote against
                                                shareholder proposals asking for a report to
                                                shareholders on the financial impact of its dual
                                                class voting structure and will vote for
                                                shareholder proposals to submit a dual class voting
                                                structure to a shareholder vote.

-----------------------------------------------------------------------------------------------------------------------------------

905      Share-Blocking                         905: The Company will generally not vote proxies in
                                                countries where there is "share-blocking."

-----------------------------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
-----------------------------------------------------------------------------------------------------------------------------------

                 ADAM Policy                                 DRCM                                                 NACM

-----------------------------------------------------------------------------------------------------------------------------------
-
-----------------------------------------------------------------------------------------------------------------------------------
SP903                                                                                                     Vote for shareholder
                                                                                                          proposals recommending
                                                                                                          that votes to "abstain"
                                                                                                          not be considered
                                                                                                          votes "cast" at an
                                                                                                          annual or special
                                                                                                          meeting, unless that
                                                                                                          consideration is
                                                                                                          required by state law.

-----------------------------------------------------------------------------------------------------------------------------------

904











------------------------------------------------------------------------------------------------------------------------------------
SP904                                                                                                     Vote for shareholder
                                                                                                          proposals asking that
                                                                                                          a company report to
                                                                                                          shareholders on the
                                                                                                          financial impact of its
                                                                                                          dual class voting
                                                                                                          structure.

                                                                                                          Vote for shareholder
                                                                                                          proposals asking that
                                                                                                          a company submit its
                                                                                                          dual class voting
                                                                                                          structure for
                                                                                                          shareholder
                                                                                                          ratification.

-----------------------------------------------------------------------------------------------------------------------------------
905                                                                                                       Proxies are not voted
                                                                                                          for countries with
                                                                                                          "share-blocking",
                                                                                                          generally, voting
                                                                                                          would restrict ability
                                                                                                          to sell shares. A list
                                                                                                          of countries with
                                                                                                          "share-blocking" is
                                                                                                          available upon
                                                                                                          request.

-----------------------------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated

-----------------------------------------------------------------------------------------------------------------------------------

                                                            Consolidated Policy                                 ISS Policy

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SP905    Special Reports/Additional             SP905: The Company will generally vote against
         Disclosure                             shareholder proposals that require disclosure
                                                reports on the impact of certain issues to the
                                                overall business if the issuer and the shareholders.

-----------------------------------------------------------------------------------------------------------------------------------
906      Shares Out on Loan                     906: Proxies are not available to be voted when
                                                shares are out on loan through client securities
                                                lending programs with their custodians.

-----------------------------------------------------------------------------------------------------------------------------------
SP906    Lack of Information:                   SP906: The Company generally will vote against            ISS generally votes
         Situations where the company           proposals if there is a lack of information to make       AGAINST if it is unable
         does not provide sufficient            an informed voting decision.                              to acquire adequate
         information.                                                                                     information to make an
                                                                                                          informed voting
                                                                                                          decision.

-----------------------------------------------------------------------------------------------------------------------------------
SP907    Shareholder Advisory Committee         SP907: The Company will generally vote against            Review on a
                                                shareholder proposals to establish shareholder            case-by-case basis
                                                advisory committees.                                      proposals to establish
                                                                                                          a shareholder advisory
                                                                                                          committee.

-----------------------------------------------------------------------------------------------------------------------------------

Proxy Voting Rules - Consolidated
-----------------------------------------------------------------------------------------------------------------------------------

                 ADAM Policy                                 DRCM                                                 NACM

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SP905                                                                                                     Shareholder proposals
                                                                                                          requesting fuller
                                                                                                          disclosure of company
                                                                                                          policies, plans or
                                                                                                          business practices are
                                                                                                          normally voted in
                                                                                                          accordance with ISS
                                                                                                          analysis and
                                                                                                          recommendation on each
                                                                                                          individual proposal.

-----------------------------------------------------------------------------------------------------------------------------------
906                                                                                                       Proxies are not
                                                                                                          available to be voted
                                                                                                          when shares are out on
                                                                                                          loan through client
                                                                                                          securities lending
                                                                                                          programs with their
                                                                                                          custodians.

-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
SP906







-----------------------------------------------------------------------------------------------------------------------------------
SP907                                                                                                     Shareholder proposals
                                                                                                          to establish
                                                                                                          shareholder advisory
                                                                                                          committees are normally
                                                                                                          voted in accordance
                                                                                                          with ISS analysis and
                                                                                                          recommendation on each
                                                                                                          individual proposal.


                                                                                                          Decisions on whether or
                                                                                                          not to join a
                                                                                                          shareholder advisory
                                                                                                          committee are normally
                                                                                                          voted in accordance
                                                                                                          with ISS analysis and
                                                                                                          recommendation on each
                                                                                                          individual proposal.
-----------------------------------------------------------------------------------------------------------------------------------

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

      1. Financial Statements:

            Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith as part of the Statement of Additional Information.

      2. Exhibits:

a.1   Agreement and Declaration of Trust dated April 22, 2003.(1)

a.2   Amended and Restated Agreement and Declaration of Trust dated June 6,
      2003.(2)

a.3 Second Amended and Restated Agreement and Declaration of Trust dated July 16, 2003.(3)

b.1   Bylaws of Registrant dated April 22, 2003.(1)

b.2   Amended and Restated Bylaws of Registrant dated June 6, 2003.(2)

b.3   Second Amended and Restated Bylaws of Registrant dated July 16, 2003.(3)

c.    None.

d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust.(3)

d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the Second Amended and Restated Bylaws of Registrant.(3)

d.3   Form of Share Certificate of the Common Shares.(3)

e.    Terms and Conditions of Dividend Reinvestment Plan.(3)

f.    None.

g.1 Investment Management Agreement between Registrant and PIMCO Advisors Fund Management LLC dated July 16, 2003.(3)

g.2 Portfolio Management Agreement between PIMCO Advisors Fund Management LLC and Nicholas-Applegate Capital Management LLC dated July 16, 2003.(3)

h.1   Form of Underwriting Agreement.(3)

h.2   Form of Master Selected Dealer Agreement.(3)

h.3   Form of Master Agreement Among Underwriters.(3)

h.4   Form of Additional Compensation Agreement.(3)

i.    None.

j.1 Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co.(3)

j.2 Form of Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co.(3)

k.1   Form of Transfer Agency Services Agreement between Registrant and
      PFPC Inc.(3)

k.2 Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO Advisors Fund Management LLC dated July 16, 2003.(3)

k.3    Form of Shareholder Servicing Agreement.(3)

l.     Opinion and consent of Ropes & Gray LLP., filed herewith.

m.     None.

n.     Consent of Registrant's independent auditors.(3)

o.     None.

p. Subscription Agreement of Allianz Dresdner Asset Management of America L.P. dated July 16, 2003.(3)

q.     None.

r.1    Code of Ethics of Registrant dated July 16, 2003.(3)

r.2    Code of Ethics of PIMCO Advisors Fund Management LLC dated
       June 1, 2003.(3)

r.3 Code of Ethics of Nicholas-Applegate Capital Management LLC dated March 1, 2003.(3)

s. Power of Attorney for Messrs. Shlissel, Connor, Dalessandro, Kertess, Altadonna and Schott.(3)

--------------------------


       (1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-104708, filed on April 23, 2003.


       (2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-104708, filed on June 9, 2003.

       (3) Incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-104708, filed on July 24, 2003.

Item 25: Marketing Arrangements

         To be filed by amendment.


Item 26: Other Expenses of Issuance and Distribution

         Securities and Exchange Commission Fees               $   80,900*
         National Association of Securities Dealers, Inc. Fees     30,500*
         Printing and engraving expenses                          275,000*
         Legal fees                                               330,000*
         New York Stock Exchange listing fees                     263,750*
         Accounting expenses                                       15,000*
         Transfer Agent fees                                        3,000*
         Marketing expenses                                       150,000*
         Miscellaneous expenses                                     1,850*
                                                               -----------
             Total                                              1,150,000*


         * Estimated expense. Expenses may be reduced pursuant to a contractual arrangement whereby PIMCO Advisors Fund Management LLC, the Fund's investment manager, has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse the investment manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than the sales load) does not exceed $0.03 per share.




Item 27: Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 28: Number of Holders of Securities


      At July 25, 2003


                                              Number of
               Title of Class               Record Holders
               --------------               --------------

         Common Shares, par value $0.00001       1


Item 29: Indemnification



     Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Second Amended and Restated Agreement and Declaration of Trust, which is filed herewith.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Second Amended and Restated Agreement and Declaration of Trust, its Second Amended and Restated Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser


       Descriptions of the business of PIMCO Advisors Fund Management LLC, the Registrant's investment manager, and Nicholas-Applegate Capital Management LLC, the Registrant's portfolio manager, are set forth under the captions "Investment Manager" and "Portfolio Manager" under "Management of the Fund" in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of PIMCO Advisors Fund Management LLC and Nicholas-Applegate Capital Management LLC.


                       PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                               New York, NY 10105

Name                   Position with Adviser         Other Connections
----------------       -----------------------    ------------------------------

Lawrence G. Altadonna  Vice President             Vice President, OpCap
                                                  Advisors LLC

Andrew Bocko           Senior Vice President and  Senior Vice President,
                       Director of IT             PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Advisors Fund Management
                                                  LLC, and Allianz Dresdner
                                                  Asset Management of America
                                                  L.P.


Tim Clark              Managing Director

Cindy Columbo          Vice President

Patrick Coyne          Vice President

Derek Hayes            Senior Vice President

Steve Jobe             Senior Vice President

Alan Kwan              Vice President

John C. Maney          Chief Financial Officer    Executive Vice President and
                                                  Chief Financial Officer,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.;
                                                  Chief Financial Officer, PIMCO
                                                  Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management U.S. Equities
                                                  LLC, Cadence Capital
                                                  Management LLC, NFJ
                                                  Investment Group L.P., OCC
                                                  Distributors LLC, OpCap
                                                  Advisors LLC, Oppenheimer
                                                  Capital LLC, Pacific
                                                  Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors
                                                  LLC, PIMCO Equity Advisors
                                                  LLC, PIMCO Equity Partners
                                                  LLC, PIMCO Advisors
                                                  Advertising Agency Inc.,
                                                  PIMCO Advisors Distributors
                                                  LLC, Allianz Private Client
                                                  Services LLC, and StocksPLUS
                                                  Management Inc. and Value
                                                  Advisors LLC

Vinh T. Nguyen         Vice President and         Vice President and Controller,
                       Controller                 PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management of America L.P.,
                                                  Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., OCC Distributors LLC,
                                                  OpCap Advisors LLC,
                                                  Oppenheimer Capital LLC,
                                                  Pacific Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC,
                                                  PIMCO Equity Advisors LLC,

                                                  PIMCO Equity Partners LLC,
                                                  PIMCO Advisors Advertising
                                                  Agency Inc., PIMCO Advisors
                                                  Distributors LLC, Allianz
                                                  Private Client Services LLC,
                                                  and StocksPLUS Management Inc.

Francis C. Poli        Executive Vice President,  Chief Legal and Compliance
                       Director of Compliance     Officer, PIMCO Advisors Fund
                       and Assistant Secretary    Management LLC, Allianz
                                                  Dresdner Asset Management Of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S. Equities
                                                  LLC, Allianz Hedge Fund
                                                  Partners L.P., Allianz Private
                                                  Client Services LLC, Cadence
                                                  Capital Management LLC, NFJ
                                                  Investment Group L.P., OCC
                                                  Distributors LLC, OpCap
                                                  Advisors LLC, Oppenheimer
                                                  Capital LLC, PIMCO Advisors
                                                  Retail Holdings LLC, PIMCO
                                                  Advisors Managed Accounts
                                                  LLC, PIMCO Advisors CD
                                                  Distributors LLC, PIMCO
                                                  Equity Advisors LLC

Bob Rokose             Vice President and
                       Assistant Controller

Newton B. Schott, Jr.  Managing Director,         Vice President, PIMCO Advisors
                       Chief Legal Officer        Managed Accounts LLC;
                       and Secretary              Executive Vice President,
                                                  Chief Legal Officer and
                                                  Secretary, PIMCO Advisors
                                                  Advertising Agency Inc.;
                                                  Managing Director, Executive
                                                  Vice President, General
                                                  Counsel and Secretary, PIMCO
                                                  Advisors Distributors LLC

Brian S. Shlissel      Senior Vice President      Senior Vice President and
                                                  Treasurer, OpCap Advisors LLC


Stewart A. Smith       Vice President and         Secretary, PIMCO Advisors Fund
                       Assistant Secretary        Management LLC, Allianz
                                                  Dresdner Asset Management of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S.
                                                  Equities LLC, Allianz Hedge
                                                  Fund Partners L.P., Allianz
                                                  Private Client Services LLC,
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., PIMCO Advisors Retail
                                                  Holdings LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC
                                                  and PIMCO Equity Advisors
                                                  LLC; Assistant Secretary,
                                                  Oppenheimer Capital LLC,
                                                  OpCap Advisors and OCC
                                                  Distributors LLC


Stephen J. Treadway    Managing Director and      Chairman, President and Chief
                       Chief Executive Officer    Executive Officer, PIMCO
                                                  Advisors Advertising Agency
                                                  Inc.; Managing Director and
                                                  Chief Executive Officer,
                                                  PIMCO Advisors Distributors
                                                  LLC; Managing Director,
                                                  PIMCO Advisors Managed
                                                  Accounts LLC, Allianz
                                                  Private Client Services LLC,
                                                  and Allianz Dresdner Asset
                                                  Management of America L.P.;
                                                  Member of the Board of
                                                  Management, Allianz Dresdner
                                                  Asset Management GmBH



James G. Ward          Executive Vice President   Executive Vice President,
                       and Director of Human      Allianz Asset Management of
                       Resources                  America L.P.; Director of
                                                  Human Resources, Allianz Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Advisors Distributors
                                                  LLC

                      Nicholas-Applegate Capital Management LLC
                          600 West Broadway 30th Floor
                               San Diego, CA 92101

--------------------------------------------------------------------------------
Name                   Position with Portfolio Manager   Other Affiliations
--------------------------------------------------------------------------------
Charles H. Field       Deputy General Counsel            Secretary, Nicholas-
                                                         Applegate Institutional
                                                         Funds; Director, Torrey
                                                         Pines Ltd., Convertible
                                                         Arbitrage Fund Ltd.,
                                                         Nicholas-Applegate
                                                         South East Asia Fund;
                                                         Deputy General Counsel,
                                                         Nicholas-Applegate
                                                         Securities LLC

Peter J. Johnson       Head of Institutional Sales

C. William Maher, CPA  Chief Financial Officer           Chief Financial Officer
                                                         and Treasurer,
                                                         Nicholas-Applegate
                                                         Securities; Treasurer,
                                                         Nicholas-Applegate
                                                         Institutional Funds

E. Blake Moore, Jr.    General Counsel                   Trustee, Chairman of
                       and Secretary                     the Board and
                                                         President, Nicholas-
                                                         Applegate Institutional
                                                         Funds; General Counsel
                                                         and Secretary,
                                                         Nicholas-Applegate
                                                         Securities; Director,
                                                         Nicholas-Applegate
                                                         Southeast Asia Fund

Arthur E. Nicholas     Chairman                          Chairman and President,
                                                         Nicholas-Applegate
                                                         Securities; Director
                                                         and Chairman of the
                                                         Board, Nicholas-


                                                          Applegate Fund, Inc.;
                                                          President, Nicholas-
                                                          Applegate Securities
                                                          International LDC

Eric S. Sagerman           Head of Global Marketing       Director, Nicholas-
                                                          Applegate South East
                                                          Asia Fund

Horacio A. Valeiras, CFA   Chief Investment Officer

Marna C. Whittington,      President and Chief Executive
   Ph.D.                   Officer


Item 31: Location of Accounts and Records


     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, and/or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.


Item 32: Management Services

      Not applicable.

Item 33: Undertakings

      1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2. Not applicable.

      3. Not applicable.

      4. Not applicable.

      5. The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     Notice


     A copy of the Agreement and Declaration of Trust of Nicholas-Applegate Convertible & Income Fund II (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 25/th/ day of July, 2003.

                                   Nicholas-Applegate Convertible &
                                   Income Fund II

                                       /s/ Brian S. Shlissel
                                   By: ---------------------------------
                                       Brian S. Shlissel,
                                       President and Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


           Name                          Capacity                    Date
           ----                          --------                    ----

/s/ Brian S. Shlissel                  President and              July 25, 2003
---------------------------------      Chief Executive Officer
Brian S. Shlissel

Robert E. Connor*                      Trustee                    July 25, 2003
---------------------------------
Robert E. Connor

John J. Dalessandro II*                Trustee                    July 25, 2003
---------------------------------
John J. Dalessandro

Hans W. Kertess*                       Trustee                    July 25, 2003
---------------------------------
Hans W. Kertess

/s/ Lawrence G. Altadonna              Treasurer and Principal    July 25, 2003
---------------------------------      Financial and Accounting
Lawrence G. Altadonna                  Officer

                                   *By: /s/ Brian S. Shlissel
                                        ----------------------------
                                        Brian S. Shlissel
                                        Attorney-In-Fact

                                        Dated: July 25, 2003

                               INDEX TO EXHIBITS


Exhibit    Exhibit Name
-------    ------------
   l.      Opinion and consent of Ropes & Gray LLP.